Matthews Asia Funds | Third Quarter Report

September 30, 2008

ASIA GROWTH AND INCOME STRATEGIES Matthews Asian Growth and Income Fund Matthews Asia Pacific Equity Income Fund
ASIA GROWTH STRATEGIES
Matthews Asia Pacific Fund Matthews Pacific Tiger Fund Matthews China Fund Matthews India Fund Matthews Japan Fund Matthews Korea Fund
ASIA SMALL COMPANY STRATEGY Matthews Asia Small Companies Fund
ASIA SPECIALTY STRATEGY Matthews Asian Technology Fund

YEAR END DISTRIBUTIONS	2008 year end distributions for the Matthews Asia Funds will occur on approximately December 10. Details and estimates will be posted on matthewsasia.com the week of November 10.

If you would like to be notified when distribution estimates become available, please sign up to receive our Occasional Fund Updates emails at matthewsasia.com.

For details regarding Fund distributions visit matthewsasia.com/distributions.

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. You should read the prospectus carefully before investing. Additional copies of the prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of September 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Funds’ future investment intent.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Matthews Asia Funds are distributed by:

PFPC Distributors, Inc. | 760 Moore Road | King of Prussia, PA 19406

MESSAGE TO SHAREHOLDERS

FROM THE INVESTMENT ADVISOR

Dear Valued Shareholders,

At a moment when markets worldwide are in a state of disarray and panic, we at Matthews would like to offer our thanks for your continued confidence and trust. We appreciate your focus on the long term and your ongoing support.

We are keenly aware of the cost of staying invested throughout the extreme swings of all market cycles, especially the current one. Most of our Funds have outperformed their respective benchmarks year-to-date, though this may be of little consequence when absolute losses have been so steep. However, those of you who have invested with us over longer horizons may recognize that we have seen similar conditions before, particularly during the financial crisis that swept through the Asian region a little over a decade ago. Our experience from that time leads us to believe the market’s current swing offers opportunities for those who pursue a disciplined, long-term investment process. Matthews has weathered such periods of distress before; now we will use the same approach, and aim to take advantage of the current conditions via the relatively attractive valuations they afford.

There is a cliché among investors that “cash is king.” This is because cash provides precious liquidity. It can buy capital resources, business options and even time. It serves as ballast in the storm. Nevertheless, the cliché is mistaken: confidence is the real king, and cash only its consort.

“There is a cliché among investors that ‘cash is king’… Nevertheless, the cliché is mistaken: confidence is the real king, and cash only its consort.”

The importance of confidence was never more apparent than during the third quarter, when many longstanding pillars of the U.S. financial system collapsed for lack of it. Fannie Mae, Freddie Mac, Lehman Brothers, American International Group: all had operated thinly capitalized businesses that could be sustained only as long as confidence was intact. Certainly, the poor liquidity and the narrow solvency of these institutions hastened their demise. These institutions managed to sustain their businesses for some time, and enjoyed market capitalizations worth billions until the very end. It was only when confidence waned that each of these companies collapsed overnight. Markets remain volatile as U.S. authorities continue to grapple with a solution that could restore the trust that has been so badly broken.

2	MATTHEWS ASIA FUNDS

SEPTEMBER 30, 2008

ASIA—FROM A FUNDAMENTAL PERSPECTIVE

As for the Asia Pacific region, it is grappling with the spillover shocks that have emanated from the U.S.-centric panic. From a fundamental perspective, the region and its financial architecture are quite healthy. The legacy of the financial crisis of 1997–1998 is still tangible in the region, especially in that most companies (and especially banks) have managed their balance sheets in such a way as to reduce leverage and preserve liquidity. Thus far, banks across the entire region have disclosed surprisingly low exposure to collateralized debt obligations (CDOs) and the like—about $25 billion in total (whereas the Swiss investment bank UBS disclosed $45 billion in losses alone).1

Fundamental analysis suggests that the Asian region is unlikely to suffer the same sort of balance sheet implosions that have undermined so many segments of the U.S. marketplace. Savings are high, and earnings in many segments of the market continue to grow, albeit at a more moderate pace than the past few years. Nonetheless, at this moment, fear has come to dominate markets; acting as a fundamental force in its own right. Companies with a pressing need for capital, but that lack access to it, may struggle in the coming months as banks around the world sort out the current confusion. Asian stock markets have reacted swiftly and without discrimination, reducing the valuations on large swathes of companies irrespective of their fundamental health. We intend to concentrate on those investments that we believe have sufficient resources to weather the current downturn, and whose share prices have been unduly affected along the way.

Asia’s economic growth will undoubtedly be hampered by a sharp decline in global growth, should one occur as most analysts now forecast. The region’s trade linkages with the rest of the world are far more diversified than they once were, but Asia is obviously not immune to a global slowdown. However, the macro environment is not wholly negative: just a few months ago, inflationary pressures were plaguing most countries in the region; now those same pressures have begun to subside. Most importantly, oil prices have come off sharply, offering a welcome reprieve to the region’s larger economies such as China, India and Korea, all of which are net-importers

[1]	Bloomberg: WDCI function, 10/13/08

continued on page 4

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MESSAGE TO SHAREHOLDERS

continued from page 3

of petroleum. Against this backdrop of greater price stability, and replete with high levels of domestic saving, Asian economies generally enjoy room to cut interest rates, ease domestic liquidity conditions, or in some cases, even engage in fiscal stimulus. Indeed, central banks in Australia, China, Hong Kong, India, Korea, Taiwan and New Zealand have already acted to increase domestic liquidity supplies by cutting interest rates or bank reserves, and additional measures may well follow.

Ultimately, we believe both the region’s fundamentals and the case for long-term investment remain intact, despite the current crisis. Perhaps the greatest threat the region faces is of a more subtle nature, one highlighted in some of our earlier letters: the growing risk of policy error on the part of local governments. Earlier in the year, some Asian leaders restricted trade activity or imposed selective price controls in reaction to higher inflation. While understandable, this response highlights the uneasy embrace that Asia has with free and open markets. The current financial crisis may only exacerbate the problem: for decades the U.S. capital markets have been the envy of nearly every finance minister in Asia, and many sought to emulate their success at home. Yet those markets have now been discredited, not least because of uneven regulation. It may provoke some in Asia to pause on the path toward more open markets. If this shift in attitude is combined with a major bout of global protectionism, it may set back the evolution of Asian markets for some time to come.

POSITIVE CHANGES

Yet still, there are many good reasons to hold out hope: China, the country arguably at the epicenter of such tensions, is bearing up best under the pressure. Regulators in the country have made what appears to be an unflagging commitment to further domestic financial market reforms, even amid a broader crisis. Meanwhile, the leadership continues to debate land reforms that have the potential to unlock much of the economic potential of the interior states, where the majority of the populace still resides in near abject poverty. China’s 800 million farmers have been constrained by relatively short usage rights of 30 years—extending these rights to 70 years and putting in place a formal legal infrastructure for transference and renting out land use rights would improve rural communities’ ability to derive an income from their land holdings. These possible measures are but part of a broader package that aims to double rural incomes in the next decade.

4	MATTHEWS ASIA FUNDS

SEPTEMBER 30, 2008

“Asia’s market capacities have expanded over the last decade, as evidenced by higher trading volumes, improved liquidity conditions and higher levels of issuance in primary markets.”

On investment performance: while we are disheartened by the declines in Asian stock markets, we are pleased that the relative performance of the Funds continues to hold steady. Notably, the Funds for the most part sidestepped the recent collapse in commodity and resource stocks. Philosophically, the Funds aim to stay invested across market cycles, and therefore prefer to target companies whose growth is more sustainable than is often the case in pro-cyclical industries. Also, we note that the performance of the Funds has been somewhat dispersed year-to-date, with the two income-oriented Funds offering greater insulation from the market’s recent volatility. This outcome is in keeping with our expectation, in that we have long felt that distinct strategies are capable of yielding differentiated results, even in “emerging markets.” Our goal has been to help investors capitalize on the growing breadth and depth of the Asia Pacific capital markets by offering a diverse range of strategies across the risk/reward spectrum.

Asia’s market capacities have expanded over the last decade, as evidenced by higher trading volumes, improved liquidity conditions and higher levels of issuance in primary markets. This added depth and breadth has meant, in our view, that private capital markets have achieved a newfound prominence in the region that is not likely to be derailed even by the current financial panic. In light of the new depth and capacity, Matthews undertook two initiatives during the third quarter: first, two of our Funds—the Matthews Asian Growth and Income Fund and the Matthews Pacific Tiger Fund—were re-opened to new investors. Second, Matthews launched a new fund that is dedicated to investment in Asia’s smaller companies. We feel that the growing breadth of private capital markets in the region may give investors access to a wider range of better quality companies. Meanwhile, smaller companies are likely to benefit from the emergence of private markets, as it means they are less dependent on government-linked banking systems for funding. For both of these reasons we are pleased to introduce the Matthews Asia Small Companies Fund. Commentary from the Fund’s managers can be found on page 60.

continued on page 6

800.789.ASIA [2742] matthewsasia.com	5

MESSAGE TO SHAREHOLDERS

continued from page 5

Again, we appreciate your support and your focus on the long term. As always, we are honored to serve as your investment specialist in the Asia Pacific region, particularly at this challenging moment in global markets.

Sincerely,

Andrew Foster
Acting Chief Investment Officer
Matthews International
Capital Management, LLC

Robert J. Horrocks, PhD
Director of Research
Matthews International
Capital Management, LLC

G. Paul Matthews
Chairman
Matthews International
Capital Management, LLC

Matthews is pleased to announce the appointment of its new Director of Research, Robert J. Horrocks, who joined the firm in August. As Director of Research, Robert sets the research agenda for Matthews’ investment team and oversees the research process.

Robert was most recently Head of Research at Mirae Asset Management in Hong Kong, and from 2003 to 2006, he served as Chief Investment Officer for Everbright Pramerica in China, establishing its quantitative investment process. He started his career as a Research Analyst with WI Carr Securities in Hong Kong before moving on to spend eight years working in several different Asian jurisdictions for Schroders, including stints as Country General Manager in Taiwan, Deputy Chief Investment Officer in Korea and Designated Chief Investment Officer in Shanghai. Robert earned his PhD in Chinese Economic History from Leeds University in the United Kingdom and is fluent in Mandarin.

6	MATTHEWS ASIA FUNDS

SEPTEMBER 30, 2008

REDEMPTION FEE POLICY

Market timing can disrupt the management of a Fund’s investment portfolio and cause the targeted Fund to incur costs to accommodate frequent buying and selling of shares by the market timer. These costs are borne by the Fund’s non-redeeming shareholders. As part of their efforts to discourage market timing activity, the Funds attempt to allocate these costs, to the extent permissible, to redeeming shareholders through the assessment of a redemption fee of 2.00% of the total redemption proceeds of shareholders who sell or exchange shares within 90 calendar days after purchasing them. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee where the Funds believe the transaction or account will not involve market timing activity. The Funds reserve the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading, and to modify or eliminate the redemption fee at any time, without notice to shareholders. You will receive notice of any material changes to the Funds’ redemption fee policies. For more information on this policy, please see the Funds’ prospectus. Additional restrictions may apply to shareholders who purchase shares of the Funds through a financial intermediary; please consult your intermediary.

INVESTOR DISCLOSURE

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 1-800-789-ASIA [2742] or visit matthewsasia.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small companies is more risky and more volatile than investing in large companies. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.

Fund Holdings: The Fund holdings shown in this report are as of September 30, 2008. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2008, is available upon request, at no charge, at the Funds’ website at matthewsasia.com or by calling 1-800-789-ASIA [2742], or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 1-800-789-ASIA [2742].

800.789.ASIA [2742] matthewsasia.com	7

MATTHEWS ASIAN GROWTH AND INCOME FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MACSX

Objective: Long-term capital appreciation. The Fund also seeks to provide some current income.

Strategy: Under normal market conditions, the Matthews Asian Growth and Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS

Lead Manager: Andrew T. Foster	Co-Manager: G. Paul Matthews

PORTFOLIO MANAGER COMMENTARY

During the third quarter of 2008, the Matthews Asian Growth and Income Fund declined –13.70%, while its benchmark, the MSCI All Country Asia ex Japan Index fell –22.89%.

It has been a challenging year for the Fund, yet we believe the future may hold greater promise. Historically, the Fund has been oriented toward income-paying securities based on the belief that such holdings would insulate the Fund from volatility inherent in Asian markets. The sharp declines thus far this year have demonstrated some of the relative merit of this strategy, particularly as the Fund has held steadier than most prevailing benchmark indices in the region. Indeed, it has even outpaced some broader international benchmarks over longer horizons. However, the absolute declines in the Fund have been painful, and despite our efforts, the Fund’s performance at this time is reminiscent of the darker hours of the financial crisis that swept through the region a little over a decade ago.

NOW OPEN TO NEW INVESTORS

We are pleased to announce that the Matthews Asian Growth and Income Fund re-opened to new investors on September 2, 2008. For more information, please visit matthewsasia.com.

Even as the Fund has sought protection in income-producing securities, it has also sought meaningful exposure to the region’s long-term growth potential. For this reason, convertible bonds have played an important role in the Fund’s strategy: such instruments can offer equity participation on the upside, and bond-like protection on the downside. This characteristic, combined with the currency-protection such bonds typically afford (most are denominated in U.S. dollars), would generally make convertibles ideal for the Fund.

Ironically, year-to-date, convertibles have been of mixed benefit to our strategy. As credit markets around the world collapsed, spreads on convertible bonds expanded sharply and drove bond prices lower.

continued on page 11

8	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2008

			Average Annual Total Returns
Fund inception: 9/12/94	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Asian Growth and Income Fund	–13.70%	–20.63%	–18.18%	6.72%	13.26%	17.70%	10.72%
MSCI All Country Asia ex Japan Index[1]	–22.89%	–39.16%	–38.65%	6.79%	13.51%	11.90%	1.73%[2]
MSCI All Country Far East ex Japan Index[3]	–23.78%	–37.66%	–38.70%	6.26%	12.69%	11.64%	1.37%[2]
Lipper Pacific ex Japan Funds Category Average[4]	–21.91%	–37.22%	–35.36%	6.25%	13.39%	12.68%	3.62%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY	JUNE		DECEMBER		TOTAL
2008	24.82	¢	N/A		N/A
2007	21.51	¢	68.91	¢	90.42	¢
2006	21.89	¢	39.85	¢	61.74	¢
1994–2005	$1.88		$2.07		$3.95

For a history of the Fund’s distributions since its inception, visit matthewsasia.com.

FISCAL YEAR 2007 RATIOS

Gross Operating Expense:[5] 1.15%	Portfolio Turnover:[6] 27.93%

[1]

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. The Fund invests in countries that are not included in the MSCI All Country Asia ex Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC.

[2]	Calculated from 8/31/94.
[3]

The MSCI All Country Far East ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Fund invests in countries that are not included in the MSCI All Country Far East ex Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC.

[4]	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[5]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asia Funds do not charge 12b-1 fees.

[6]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] matthewsasia.com	9

MATTHEWS ASIAN GROWTH AND INCOME FUND

(NOW OPEN TO NEW INVESTORS)

TOP TEN HOLDINGS1

	COUNTRY	SECURITY TYPE	% OF NET ASSETS
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	Equity	3.4%
Singapore Press Holdings, Ltd.	Singapore	Equity	3.1%
HSBC Holdings PLC	United Kingdom	Equity	3.0%
Hongkong Land CB 2005, Ltd., Cnv., 2.750%, 12/21/12	China/Hong Kong	Convertible Bond	2.9%
Rafflesia Capital, Ltd., Cnv., 1.250%, 10/04/11	Malaysia	Convertible Bond	2.7%
CLP Holdings, Ltd.	China/Hong Kong	Equity	2.7%
Cherating Capital, Ltd., Cnv., 2.000%, 07/05/12	Malaysia	Convertible Bond	2.7%
SK Telecom Co., Ltd.	South Korea	Equity	2.5%
Advanced Info Service Public Co., Ltd.	Thailand	Equity	2.5%
Hang Seng Bank., Ltd.	China/Hong Kong	Equity	2.3%
% OF ASSETS IN TOP 10			27.8%

COUNTRY ALLOCATION

China/Hong Kong	35.2%
Singapore	12.9%
South Korea	9.2%
Taiwan	9.1%
India	8.1%
Malaysia	6.9%
Japan [2]	4.6%
Thailand	4.5%
United Kingdom [2]	3.0%
Australia [2]	2.3%
Philippines	1.4%
Indonesia	1.3%
Cash and other assets, less liabilities	1.5%

SECTOR ALLOCATION

Financials	25.1%
Telecommunication Services	18.1%
Consumer Discretionary	17.9%
Information Technology	11.4%
Industrials	9.3%
Utilities	6.9%
Consumer Staples	5.1%
Health Care	2.5%
Energy	2.2%
Cash and other assets, less liabilities	1.5%

MARKET CAP EXPOSURE 3

Large cap (over $5 billion)	45.8%
Mid cap ($1–$5 billion)	35.9%
Small cap (under $1 billion)	16.8%
Cash and other assets, less liabilities	1.5%

BREAKDOWN BY SECURITY

Common Equities	71.0%
Convertible Bonds[4]	25.4%
Preferred Equities	2.1%
Cash and other assets, less liabilities	1.5%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
73	$15.12	$1.5 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Japan, the United Kingdom and Australia are not included in the MSCI All Country Asia ex Japan Index.
[3]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.
[4]	Convertible bonds are not included in the MSCI All Country Asia ex Japan Index.

10	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 8

Convertible bonds then suffered a second hit when most market regulators in the region banned the short-selling of many Asia-listed stocks. Such restrictions meant that arbitrageurs, who purchase convertibles while simultaneously shorting stocks, could not engage in their typical activity; the resulting decline in demand further hampered valuations on such bonds. In addition, many of the recently issued bonds were offered to investors at valuations that were hardly defensive—most had zero coupons, negligible yields and substantial equity premia. In our experience, such bonds typically do not offer much of a “bond floor” that would provide protection in a downturn. As a result, the Fund avoided such issues over the past few years, choosing instead to focus on higher-yielding common stocks.

Indeed, such common stocks have proved defensive thus far this year, as credit markets around the world have seized up amid the current financial panic. Several of the Fund’s best-performing positions year-to-date, such as Taiwan Semiconductor and HSBC, are simply large-capitalization issues with generous and sustainable dividend policies.

These conditions notwithstanding, the Fund has begun to move back into convertibles over the last quarter. Over the past few years, issuance of Asian convertibles accelerated sharply, offering a larger pool of potential bonds from which to invest. Given that convertible bond prices have retreated amid the general disarray of credit markets, attractive valuations have begun to emerge. For the first time in five years, convertibles are available to the Fund with double-digit yields and reasonable equity premia, issued by companies with relatively healthy fundamentals. This is particularly true of convertibles of Indian and Chinese origin, where precipitous declines have rendered valuations in those two markets more favorable. As painful as markets have been this year, we have grown more enthused as of late; at this juncture the Asian convertible bond market would appear to offer new potential for investors willing to hold for the long term.

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MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS a (UNAUDITED)

COMMON EQUITIES: 71.0%

	SHARES	VALUE
CHINA/HONG KONG: 25.8%
CLP Holdings, Ltd.	5,219,700	$42,105,998
Hang Seng Bank, Ltd.	1,849,600	34,965,065
Café de Coral Holdings, Ltd.	16,031,100	27,951,614
Television Broadcasts, Ltd.	6,568,000	27,891,102
HongKong Electric Holdings, Ltd.	4,176,000	26,229,328
VTech Holdings, Ltd.	4,331,300	25,333,090
Vitasoy International Holdings, Ltd.	50,051,000	21,904,765
Next Media, Ltd.	86,614,000	21,164,621
Hang Lung Group, Ltd.	6,586,000	20,862,064
Hong Kong & China Gas Co., Ltd.	8,553,490	19,525,178
PCCW, Ltd.	46,799,000	19,500,318
BOC Hong Kong Holdings, Ltd.	10,562,000	18,882,420
Hang Lung Properties, Ltd.	8,019,920	18,879,167
Giordano International, Ltd.	52,249,000	18,248,724
ASM Pacific Technology, Ltd.	2,986,800	17,263,611
CITIC Pacific, Ltd.	5,747,000	16,799,252
I-CABLE Communications, Ltd.†	129,832,000	15,262,569
China-Hong Kong Photo Products Holdings, Ltd.	14,998,003	954,469
Other Investments		3,224,095

Total China/Hong Kong		396,947,450

SINGAPORE: 12.9%
Singapore Press Holdings, Ltd.	16,866,500	47,057,095
Ascendas REIT	23,090,000	30,502,583
DBS Group Holdings, Ltd.	1,904,000	22,690,433
Parkway Holdings, Ltd.	15,419,093	20,424,994
Fraser and Neave, Ltd.	7,444,100	18,671,514
Cerebos Pacific, Ltd.	8,208,000	18,400,178
Singapore Post, Ltd.	24,105,000	16,113,182
Parkway Life REIT	20,436,110	13,893,710
Yellow Pages Singapore, Ltd.	6,423,000	1,743,376
Other Investments		9,446,333

Total Singapore		198,943,398

TAIWAN: 9.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	28,737,469	48,193,653
President Chain Store Corp.	10,312,000	30,399,062
Chunghwa Telecom Co., Ltd. ADR	1,066,004	25,232,315
Cathay Financial Holding Co., Ltd.	12,905,240	17,820,188
Cyberlink Corp.	3,932,862	15,466,721
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	391,708	3,670,304

Total Taiwan		140,782,243

SOUTH KOREA: 5.1%
SK Telecom Co., Ltd.	170,752	29,228,155
Hana Financial Group, Inc.	795,809	18,715,359
KT Corp. ADR	718,800	12,068,652
SK Telecom Co., Ltd. ADR	522,200	9,827,804
Daehan City Gas Co., Ltd.	280,300	7,222,625
KT Corp.	43,200	1,491,695

Total South Korea		78,554,290

JAPAN: 4.6%
Trend Micro, Inc.	749,500	28,407,740
Nippon Building Fund, Inc., REIT	2,715	26,246,350
Japan Real Estate Investment Corp., REIT	1,911	15,420,548

Total Japan		70,074,638

12	MATTHEWS ASIA FUNDS

SEPTEMBER 30, 2008

	SHARES	VALUE
THAILAND: 4.5%
Advanced Info Service Public Co., Ltd.	15,852,900	$38,074,349
BEC World Public Co., Ltd.	42,623,300	27,035,510
Thai Reinsurance Public Co., Ltd.	25,672,800	4,397,585

Total Thailand		69,507,444

UNITED KINGDOM: 3.0%

HSBC Holdings PLC ADR	573,300	46,339,839

Total United Kingdom		46,339,839

AUSTRALIA: 2.3%
AXA Asia Pacific Holdings, Ltd.	6,011,562	24,735,780
Other Investments		10,672,730

Total Australia		35,408,510

PHILIPPINES: 1.4%
Globe Telecom, Inc.	954,380	21,080,402

Total Philippines		21,080,402

INDONESIA: 1.3%
PT Telekomunikasi Indonesia ADR	665,900	19,830,502

Total Indonesia		19,830,502

INDIA: 1.0%
Sun Pharmaceutical Industries, Ltd.	470,814	15,049,857

Total India		15,049,857

TOTAL COMMON EQUITIES (Cost $1,057,807,728)		1,092,518,573

PREFERRED EQUITIES: 2.1%
SOUTH KOREA: 2.1%
Hyundai Motor Co., Ltd., Pfd.	566,280	11,200,052
LG Household & Health Care, Ltd., Pfd.	177,830	7,809,549
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	119,550	7,041,078
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	6,598,642

Total South Korea		32,649,321

TOTAL PREFERRED EQUITIES (Cost $19,413,954)		32,649,321

See footnotes on page 15.

800.789.ASIA [2742] matthewsasia.com	13

MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS a (UNAUDITED) (continued)

INTERNATIONAL DOLLAR BONDS: 25.4%

	FACE AMOUNT		VALUE
CHINA/HONG KONG: 9.4%
Hongkong Land CB 2005, Ltd., Cnv.
2.750%, 12/21/12	$50,900,000		$44,333,900
China Petroleum & Chemical Corp., (Sinopec), Cnv.
0.000%, 04/24/14	295,950,000	[b]	34,397,944
FU JI Food and Catering Services Holdings, Ltd., Cnv.
0.000%, 10/18/10	247,500,000	[b]	26,426,969
Yue Yuen Industrial Holdings, Ltd., Cnv.
0.000%, 11/17/11	177,190,000		21,678,526
Brilliance China Finance, Ltd., Cnv.
0.000%, 06/07/11	13,600,000		12,308,000
Other Investments			5,601,700

Total China/Hong Kong			144,747,039

INDIA: 7.1%
Reliance Communications, Ltd., Cnv.
0.000%, 05/10/11	27,615,000		27,891,150
Tata Motors, Ltd., Cnv.
1.000%, 04/27/11	27,349,000		25,530,291
Rolta India, Ltd., Cnv.
0.000%, 06/29/12	22,116,000		19,572,660
Sintex Industries, Ltd., Cnv.
0.000%, 03/13/13	20,900,000		18,287,500
Financial Technologies India Ltd., Cnv.
0.000%, 12/21/11	17,960,000		17,555,900

Total India			108,837,501

MALAYSIA: 6.9%
Rafflesia Capital, Ltd., Cnv.
1.250%,[c] 10/04/11	42,100,000		42,310,500
Cherating Capital, Ltd., Cnv.
2.000%, 07/05/12	44,900,000		41,487,600
Prime Venture Labuan, Ltd., Cnv.
1.000%, 12/12/08	11,170,000		11,770,387
YTL Power Finance Cayman, Ltd., Cnv.
0.000%, 05/09/10	11,000,000		11,412,500

Total Malaysia			106,980,987

SOUTH KOREA: 2.0%
SK Telecom Co., Ltd., Cnv.
0.000%, 05/27/09	29,430,000		31,572,504

Total South Korea			31,572,504

TOTAL INTERNATIONAL DOLLAR BONDS (Cost $442,847,218)			392,138,031

14	MATTHEWS ASIA FUNDS

SEPTEMBER 30, 2008

VALUE
TOTAL INVESTMENTS: 98.5% (Cost $1,520,068,900d)	$1,517,305,925

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.5%	22,530,183

NET ASSETS: 100.0%	$1,539,836,108

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Face amount reflects principal in local currency.
c	Variable rate security. The rate represents the rate in effect at September 30, 2008.
d	Cost of investments is $1,520,068,900 and net unrealized depreciation consists of:

Gross unrealized appreciation	$164,163,879
Gross unrealized depreciation	(166,926,854)

Net unrealized depreciation	$(2,762,975)

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt
Cnv.	Convertible
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] matthewsasia.com	15

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MAPIX

Objective: Total return with an emphasis on providing current income. Total return includes current income (dividends and distributions paid to shareholders) and capital gains (share price appreciation). The Fund measures total return over longer periods.

Strategy: Under normal market conditions, the Matthews Asia Pacific Equity Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying publicly traded common stocks, preferred stocks, convertible preferred stocks, and other equity-related instruments (including, for example, investment trusts and other financial instruments) of companies located in the Asia Pacific region, which includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS
Lead Manager: Jesper Madsen, CFA	Co-Manager: Andrew T. Foster

PORTFOLIO MANAGER COMMENTARY

The Matthews Asia Pacific Equity Income Fund declined –12.30% during the third quarter of 2008, while its benchmark, the MSCI All Country Asia Pacific Index, fell –20.85%. In September, the Fund distributed its third quarterly dividend of 11.43 cents per share, bringing the total year-to-date income distribution to 24.82 cents per share.

Sir John Templeton, an astute contrarian and pioneer of international investing once said, “Bull markets are born on pessimism, grow on skepticism, mature on optimism and die on euphoria.” During the past year, global equity markets have gone from a state of euphoria to one of pessimism bordering on depression as we entered into October. During the quarter, the focal point of anxiety in equity markets shifted from global inflationary pressures to the ongoing viability of the global financial system. While the epicenter of the credit crisis and its secondary effects on global economic growth have mainly resided in the U.S. and Europe, shares in Asian companies sold off as risk aversion rose. This was especially true for companies reliant on easy access to credit. However, long-term investors would be well served to pay more attention to the insights of Sir John Templeton than the daily gyrations of the stock ticker. As volatility increases, investors tend to shorten their investment horizon and question the rationale of their investments. However, falling equity markets, while painful in the short term, also represent periods of opportunity, especially for investors who can stomach the volatility and maintain a long-term time horizon.

Today, the investment universe of companies available to the Fund has greatly expanded compared to a year ago. The sell-off has allowed the Fund to consider and purchase shares in companies we deemed to be strong future dividend growers. These companies were previously not attractive due to demanding valuations. Another category of investment opportunity has involved companies that, in our opinion, had experienced selling in excess of continued on page 19

16	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2008

			Average Annual Total Returns
Fund inception: 10/31/06	3 MO	YTD	1 YR	SINCE INCEPTION
Matthews Asia Pacific Equity Income Fund	–12.30%	–16.39%	–15.36%	3.34%
MSCI All Country Asia Pacific Index [1]	–20.85%	–30.49%	–32.65%	–8.21%
Lipper Pacific Region Funds Category Average [2]	–22.14%	–31.34%	–33.48%	–7.67%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY	Q1		Q2		Q3		Q4		TOTAL
2008	5.86	¢	7.53	¢	11.43	¢	N/A		N/A
2007	—		10.30	¢	—		17.12	¢	27.42	¢
2006 (Fund inception: 10/31/06)							1.97	¢	1.97	¢

In March 2008, the Fund began to distribute investment income dividends on a quarterly rather than semiannual basis. For additional details regarding Fund distributions, visit www.matthewsfunds.com.

FISCAL YEAR 2007 RATIOS

Gross Operating Expense: [3] 1.41%	Portfolio Turnover:[4] 26.95%

[1]

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. The Fund invests in countries that are not included in the MSCI All Country Asia Pacific Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC Global Investment Servicing (“PNC”), formerly known as PFPC Inc.

[2]	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to Matthews International Capital Management (the “Advisor”). The Advisor has contractually agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 1.50% until October 31, 2009. Matthews Asia Funds do not charge 12b-1 fees.

[4]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] matthewsasia.com	17

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

TOP TEN HOLDINGS 1

	COUNTRY	% OF NET ASSETS
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4.9%
Lawson, Inc.	Japan	3.8%
HSBC Holdings PLC	United Kingdom	3.6%
Chunghwa Telecom Co., Ltd.	Taiwan	3.4%
SK Telecom Co., Ltd.	South Korea	3.4%
Singapore Press Holdings, Ltd.	Singapore	3.1%
Globe Telecom, Inc.	Philippines	3.1%
Eisai Co., Ltd.	Japan	3.0%
VTech Holdings, Ltd.	China/Hong Kong	2.9%
Ito En, Ltd., Pfd.	Japan	2.8%
% OF ASSETS IN TOP 10		34.0%

COUNTRY ALLOCATION

Japan	23.3%
China/Hong Kong	17.9%
Taiwan	15.4%
Thailand	8.2%
Australia	7.6%
Singapore	5.8%
Malaysia	5.7%
South Korea	4.4%
United Kingdom [2]	3.6%
Philippines	3.1%
Indonesia	2.5%
India	1.4%
Cash and other assets, less liabilities	1.1%

SECTOR ALLOCATION

Financials	20.9%
Consumer Discretionary	18.9%
Information Technology	15.6%
Telecommunication Services	14.6%
Consumer Staples	14.2%
Health Care	6.5%
Utilities	5.3%
Industrials	1.7%
Energy	1.2%
Cash and other assets, less liabilities	1.1%

MARKET CAP EXPOSURE 3

Large cap (over $5 billion)	39.5%
Mid cap ($1–$5 billion)	33.2%
Small cap (under $1 billion)	26.3%
Cash and other assets, less liabilities	1.1%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
57	$9.79	$91.8 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	The United Kingdom is not included in the MSCI All Country Asia Pacific Index.
[3]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

18	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 16

fundamentals. This was exemplified by the Fund’s addition of two Japanese real estate investment trusts (REITs), MID REIT and United Urban Investment Corp. The REIT sector in Japan, particularly REITs with a market capitalization of less than $1 billion, had experienced severe selling year-to-date due to concerns of an asset/liability mismatch in the funding of property purchases. In Japan, property acquisitions had mainly been financed with cheap short-term debt, which greatly increased refinancing risk, especially as previously abundant access to credit dried up. However, as a result of falling share prices, the dividend yield had increased to 11.9% and 7.8%, respectively, for the two REITs, representing a wide spread over the local 10-year government bond yield at 1.5%. Furthermore, both REITs had resolved their immediate financing needs and were trading below the value of their property portfolios.

The relative outperformance of the Fund vis-à-vis its benchmark during the first nine months of the year underscores the notion that when it comes to investing in the Asia Pacific region, just as in the U.S., strategy does matter. The Fund’s focus on companies with strong and sustainable cash flows, limited debt levels and growing dividends, offered some resilience even as selling of Asian equities in many cases appeared indiscriminate. Companies with less leverage and strong operational cash flows have less need to tap credit markets, insulating them somewhat from a lack of short-term credit to finance capital expenditures or meet short-term working capital needs. Importantly, it also provides funding for ongoing growth in dividend payments.

800.789.ASIA [2742] matthewsasia.com	19

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: 96.1%

	SHARES	VALUE
JAPAN: 20.5%
Lawson, Inc.	75,700	$3,490,926
Eisai Co., Ltd.	69,800	2,725,688
The Sumitomo Trust & Banking Co., Ltd.	383,000	2,551,716
Benesse Corp.	54,800	2,238,269
Monex Group, Inc.	4,594	1,663,934
Nomura Research Institute, Ltd.	67,000	1,378,948
Takeda Pharmaceutical Co., Ltd.	24,700	1,243,660
Hitachi Koki Co., Ltd.	108,000	1,101,335
Tokyu REIT, Inc.	155	1,007,624
MID Reit, Inc.	364	859,827
United Urban Investment Corp., REIT	125	548,108

Total Japan		18,810,035

CHINA/HONG KONG: 17.9%
VTech Holdings, Ltd.	452,000	2,643,677
CLP Holdings, Ltd.	289,500	2,335,323
BOC Hong Kong Holdings, Ltd.	1,116,000	1,995,151
Television Broadcasts, Ltd.	432,000	1,834,494
Café de Coral Holdings, Ltd.	912,000	1,590,151
ASM Pacific Technology, Ltd.	242,000	1,398,752
Sa Sa International Holdings, Ltd.	4,094,000	1,219,763
Pico Far East Holdings, Ltd.	10,696,000	909,085
Next Media, Ltd.	3,466,000	846,937
Hang Seng Bank, Ltd.	32,600	616,274
Huaneng Power International, Inc. H Shares	836,000	555,812
Huaneng Power International, Inc. ADR	17,500	465,850

Total China/Hong Kong		16,411,269

TAIWAN: 15.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,411,313	4,043,849
Chunghwa Telecom Co., Ltd.	1,157,727	2,723,477
Cyberlink Corp.	540,339	2,124,986
Taiwan Secom Co., Ltd.	1,086,000	1,568,066
President Chain Store Corp.	485,000	1,429,746
Johnson Health Tech Co., Ltd.	1,216,860	1,379,052
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	50,339	471,677
Chunghwa Telecom Co., Ltd. ADR	18,000	426,060

Total Taiwan		14,166,913

THAILAND: 8.2%
Advanced Info Service Public Co., Ltd.	810,600	1,946,841
Siam Makro Public Co., Ltd.	760,000	1,848,979
Thai Beverage Public Co., Ltd.	10,200,000	1,596,406
Thai Tap Water Supply Public Co., Ltd.[b]	12,129,500	1,533,203
PTT Public Co., Ltd.	91,500	627,997

Total Thailand		7,553,426

AUSTRALIA: 7.6%
Billabong International, Ltd.	185,951	2,076,368
Coca-Cola Amatil, Ltd.	309,730	2,067,997
AXA Asia Pacific Holdings, Ltd.	413,439	1,701,178
Insurance Australia Group, Ltd.	330,121	1,095,763

Total Australia		6,941,306

SINGAPORE: 5.8%
Singapore Press Holdings, Ltd.	1,036,000	2,890,413
Venture Corp., Ltd.	275,000	1,496,135
Parkway Life REIT	1,430,868	972,791

Total Singapore		5,359,339

20	MATTHEWS ASIA FUNDS

SEPTEMBER 30, 2008

	SHARES	VALUE
MALAYSIA: 5.7%
Top Glove Corp. BHD	1,757,100	$2,049,517
Public Bank BHD	676,000	1,974,946
Media Prima BHD	3,235,900	1,236,433

Total Malaysia		5,260,896

SOUTH KOREA: 4.4%
SK Telecom Co., Ltd.	10,570	1,809,300
SK Telecom Co., Ltd. ADR	69,300	1,304,226
Hana Financial Group, Inc.	37,640	885,195

Total South Korea		3,998,721

UNITED KINGDOM: 3.6%
HSBC Holdings PLC ADR	26,900	2,174,327
HSBC Holdings PLC	70,800	1,130,732

Total United Kingdom		3,305,059

PHILIPPINES: 3.1%
Globe Telecom, Inc.	130,560	2,883,817

Total Philippines		2,883,817

INDONESIA: 2.5%
PT Telekomunikasi Indonesia ADR	55,200	1,643,856
PT Telekomunikasi Indonesia	859,000	641,613

Total Indonesia		2,285,469

INDIA: 1.4%
HCL-Infosystems, Ltd.	340,167	765,554
Chennai Petroleum Corp., Ltd.	105,000	483,759

Total India		1,249,313

TOTAL COMMON EQUITIES (Cost $103,102,981)		88,225,563

PREFERRED EQUITIES: 2.8%

JAPAN: 2.8%
Ito En, Ltd., Pfd.	246,700	2,570,657

Total Japan		2,570,657

TOTAL PREFERRED EQUITIES (Cost $2,711,890)		2,570,657

TOTAL INVESTMENTS: 98.9% (Cost $105,814,871c)		90,796,220

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.1%		967,466

NET ASSETS: 100.0%		$91,763,686

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security
c	Cost of investments is $105,814,871 and net unrealized depreciation consists of:

Gross unrealized appreciation	$2,980,673
Gross unrealized depreciation	(17,999,324)

Net unrealized depreciation	$(15,018,651)

ADR	American Depositary Receipt
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

800.789.ASIA [2742] matthewsasia.com	21

MATTHEWS ASIA PACIFIC FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MPACX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews Asia Pacific Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Asia Pacific region includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies.

PORTFOLIO MANAGERS

Lead Manager: Taizo Ishida	Co-Manager: Sharat Shroff, CFA

PORTFOLIO MANAGER COMMENTARY

For the three months ending September 30, 2008, the Matthews Asia Pacific Fund declined –15.04%, while its benchmark, the MSCI All Country Asia Pacific Index, fell –20.85%.

One of the more dramatic developments during the quarter was the collapse of high-yielding currencies, notably Australian and New Zealand dollars, in the Asia Pacific region. The decline was triggered by similar problems to those in the U.S. and a slower economy as a result of weak commodity prices. In theory, lower commodity prices should benefit Asian manufacturers. However, this weakens the buying power of commodity-producing countries, which have become favored trading destinations for Asian companies this year. The economic slowdown in Europe also hurt Asian exports. However, one positive impact we saw this quarter was a decline in inflation, which had been the biggest issue in the first half of the year.

By sector, consumer staples and health care positively contributed to performance. The Fund’s limited exposure to commodities helped performance as the energy and materials sectors were the market’s worst performers.

During the third quarter, the Fund benefited from good stock selection across the region. Our bottom-up analysis helped the portfolio during the quarter as our tendency is to own companies with strong balance sheets and positive free cash flows. These were useful in weathering the global financial storm on a relative basis. The largest contributor to the Fund was baby care company Pigeon, a small-cap firm with growing penetration in the high-end Chinese baby product market. Unicharm PetCare, a specialty pet care product company for cats and dogs only, also significantly helped Fund performance. The company is one of the few growth companies in Japan’s consumer staples sector that has had significant pricing power. This has come from the strength of its products as well as a series of innovative new product launches.

continued on page 25

22	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2008

			Average Annual Total Returns
Fund inception: 10/31/03	3 MO	YTD	1 YR	3 YRS	SINCE INCEPTION
Matthews Asia Pacific Fund	–15.04%	–28.11%	–28.61%	0.29%	7.35%
MSCI All Country Asia Pacific Index [1]	–20.85%	–30.49%	–32.65%	0.39%	7.53%
Lipper Pacific Region Funds Category Average [2]	–22.14%	–31.34%	–33.48%	1.46%	7.96%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit matthewsasia.com.

FISCAL YEAR 2007 RATIOS

Gross Operating Expense: [3] 1.20%	Portfolio Turnover:	[4]	40.49%

[1]

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC.

[2]	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asia Funds do not charge 12b-1 fees.

[4]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] matthewsasia.com	23

MATTHEWS ASIA PACIFIC FUND

TOP TEN HOLDINGS[1]	COUNTRY	% OF NET ASSETS
Pigeon Corp.	Japan	3.5%
Unicharm Petcare Corp.	Japan	3.2%
Benesse Corp.	Japan	3.0%
Ichiyoshi Securities Co., Ltd.	Japan	3.0%
Nintendo Co., Ltd.	Japan	2.9%
Sysmex Corp.	Japan	2.6%
Tingyi (Cayman Islands) Holding Corp.	China/Hong Kong	2.6%
Sun Pharmaceutical Industries, Ltd.	India	2.4%
Kingdee International Software Group Co., Ltd.	China/Hong Kong	2.3%
Funai Zaisan Consultants Co., Ltd.	Japan	2.2%
% OF ASSETS IN TOP 10		27.7%

COUNTRY ALLOCATION

Japan	47.7%
China/Hong Kong	25.9%
India	7.0%
South Korea	5.1%
Australia	4.2%
Thailand	3.6%
Indonesia	2.5%
Taiwan	2.3%
Singapore	1.9%
Liabilities in excess of cash and other assets	–0.2%

SECTOR ALLOCATION

Financials	33.9%
Information Technology	17.5%
Consumer Discretionary	14.3%
Consumer Staples	13.0%
Health Care	8.6%
Industrials	7.5%
Telecommunication Services	4.2%
Materials	1.2%
Liabilities in excess of cash and other assets	–0.2%

MARKET CAP EXPOSURE 2

Large cap (over $5 billion)	49.5%
Mid cap ($1–$5 billion)	26.5%
Small cap (under $1 billion)	24.1%
Liabilities in excess of cash and other assets	–0.2%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
70	$12.43	$271.4 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

24	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 22

While the Fund has traditionally owned some of the region’s notable blue chip companies, such as Toyota Motor and Samsung Electronics, we are now focusing on identifying companies with faster growth potential that capitalize on the increased buying power of Asian consumers. This has led us to explore mid-cap companies in more depth. For example, during the quarter, the Fund increased its position in Kingdee International Software, a Chinese information technology company with dominant market share in the small and medium enterprise (SME) space. In addition, we began reducing the number of holdings in the Fund to increase the concentration of the portfolio.

One of the potential risks we see for 2009 is that growth expectations still seem high, both in terms of metrics such as GDP and in company earnings. We believe the current low valuations should more than offset those risk factors; however, growth expectations remain unrealistically high and that may cause downward earnings revisions. Unlike the Western world, Asia is not significantly leveraged and company fundamentals still appear healthy, in our opinion. As the West deleverages, one would expect a much slower recovery in the real economy. Though Asia has not been immune from the global downturn, we remain excited about the opportunities for investing in good businesses in the Asia Pacific region.

800.789.ASIA [2742] matthewsasia.com	25

MATTHEWS ASIA PACIFIC FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: 100.2%

	SHARES	VALUE
JAPAN: 47.7%
Pigeon Corp.	334,300	$9,426,069
Unicharm Petcare Corp.	290,700	8,712,890
Benesse Corp.	201,100	8,213,795
Ichiyoshi Securities Co., Ltd.	764,900	8,022,241
Nintendo Co., Ltd.	18,800	7,974,467
Sysmex Corp.	159,800	7,061,715
Funai Zaisan Consultants Co., Ltd.†	7,081	5,861,171
Yahoo! Japan Corp.	17,612	5,765,593
GCA Savvian Group Corp.	2,007	5,579,104
The Sumitomo Trust & Banking Co., Ltd.	748,000	4,983,509
Nidec Corp.	79,500	4,890,739
Takeda Pharmaceutical Co., Ltd.	95,600	4,813,517
ORIX Corp.	37,950	4,751,646
Daibiru Corp.	598,700	4,515,203
Nomura Research Institute, Ltd.	208,900	4,299,435
Honda Motor Co., Ltd. ADR	131,400	3,956,454
Fanuc, Ltd.	47,500	3,573,511
Sumitomo Realty & Development Co., Ltd.	162,000	3,528,154
Sekisui House, Ltd.	383,000	3,516,333
Keyence Corp.	16,300	3,251,575
Mitsubishi Estate Co., Ltd.	162,000	3,192,234
Nitto Denko Corp.	123,500	3,141,915
NGK Insulators, Ltd.	216,000	2,644,365
Mori Trust Sogo REIT, Inc.	308	2,361,385
Monex Group, Inc.	6,094	2,207,229
Hoya Corp.	97,300	1,930,216
Sony Corp. ADR	44,000	1,358,280

Total Japan		129,532,745

CHINA/HONG KONG: 25.9%
Tingyi (Cayman Islands) Holding Corp.	5,998,000	7,007,303
Kingdee International Software Group Co., Ltd.	32,406,000	6,247,171
Dongfeng Motor Group Co., Ltd. H Shares	14,558,000	5,357,845
China Life Insurance Co., Ltd. H Shares	1,367,000	5,092,566
Ctrip.com International, Ltd. ADR	120,400	4,648,644
China Mobile, Ltd. ADR	92,000	4,607,360
Dairy Farm International Holdings, Ltd.	891,000	4,483,197
Hang Lung Group, Ltd.	1,379,000	4,368,173
Lenovo Group, Ltd.	8,928,000	3,940,425
Shangri-La Asia, Ltd.	2,556,000	3,661,874
China Merchants Bank Co., Ltd. H Shares	1,459,500	3,524,540
Ping An Insurance (Group) Co. of China, Ltd. H Shares	574,000	3,361,324
China South Locomotive and Rolling Stock Corp., H Shares[b]	8,334,900	3,166,572
China Vanke Co., Ltd. B Shares	4,109,922	2,891,056
China Merchants Holdings International Co., Ltd.	848,000	2,720,156
China Yurun Food Group, Ltd.	1,659,000	2,163,304
Other Investments		2,890,612

Total China/Hong Kong		70,132,122

INDIA: 7.0%
Sun Pharmaceutical Industries, Ltd.	201,218	6,432,056
HDFC Bank, Ltd.	221,500	5,823,404
Bharti Airtel, Ltd.[b]	205,528	3,486,049
Dabur India, Ltd.	736,185	1,446,755
Infosys Technologies, Ltd.	47,503	1,444,686
Financial Technologies India, Ltd.	20,015	448,947

Total India		19,081,897

26	MATTHEWS ASIA FUNDS

SEPTEMBER 30, 2008

	SHARES	VALUE
SOUTH KOREA: 5.1%
Shinhan Financial Group Co., Ltd.	113,517	$4,061,366
NHN Corp.[b]	20,470	2,625,734
Amorepacific Corp.	4,091	2,212,047
Hanmi Pharmaceutical Co., Ltd.	22,170	2,184,691
Hyundai Department Store Co., Ltd.	17,652	1,372,575
Kiwoom Securities Co., Ltd.	29,370	719,659
Other Investments		664,711

Total South Korea		13,840,783

AUSTRALIA: 4.2%
AXA Asia Pacific Holdings, Ltd.	1,227,841	5,052,199
Computershare, Ltd.	437,302	3,305,885
CSL Australia, Ltd.	96,188	2,914,008

Total Australia		11,272,092

THAILAND: 3.6%
Land & Houses Public Co., Ltd.	19,564,700	3,712,727
Advanced Info Service Public Co., Ltd.	1,329,800	3,193,818
Siam Commercial Bank Public Co., Ltd.	1,264,400	2,609,884
Major Cineplex Group Public Co., Ltd.	1,255,000	359,380

Total Thailand		9,875,809

INDONESIA: 2.5%
Bank Rakyat Indonesia	6,988,500	3,948,464
PT Astra International	1,578,000	2,814,774

Total Indonesia		6,763,238

TAIWAN: 2.3%
Taiwan Secom Co., Ltd.	3,348,160	4,834,379
Taiwan Semiconductor Manufacturing Co., Ltd.	846,135	1,418,995

Total Taiwan		6,253,374

SINGAPORE: 1.9%
Hyflux, Ltd.	1,937,812	3,291,601
Keppel Land, Ltd.	951,000	1,899,446

Total Singapore		5,191,047

TOTAL INVESTMENTS:100.2% (Cost $309,094,394c)		271,943,107

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: – 0.2%		(547,944)

NET ASSETS: 100.0%		$271,395,163

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security
c	Cost of investments is $309,094,394 and net unrealized depreciation consists of:

Gross unrealized appreciation	$29,692,698
Gross unrealized depreciation	(66,843,985)

Net unrealized depreciation	$(37,151,287)

†	Affiliated issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] matthewsasia.com	27

MATTHEWS PACIFIC TIGER FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MAPTX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews Pacific Tiger Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia, excluding Japan, which includes China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS

Lead Managers: Richard H. Gao and Sharat Shroff, CFA	Co-Manager: Mark W. Headley

PORTFOLIO MANAGER COMMENTARY

For the quarter ending September 30, 2008, the Matthews Pacific Tiger Fund declined –16.53%, while the MSCI All Country Asia ex Japan Index fell –22.89%. Steady stock performance in the consumer staples industry, and positive contributions from Indian financials helped the relative performance of the portfolio.

The third quarter’s returns were characterized by considerable weakness in some Asian currencies, most notably the Indian rupee and Korean won, which depreciated by 9% and 15%, respectively. In Thailand, political uncertainties were also an important factor behind the negative returns for the Fund.

In recent months, fears over a collapse in growth and a squeeze in liquidity have overshadowed earlier concerns over rising inflation for the Asia ex-Japan region. The shorter-term supply of capital has been impacted due to global events. That said, Asia’s financial institutions seem well capitalized after undergoing a process of deleveraging that started in the late 1990s. If anything, the recent squeeze is likely to further help refine the pricing of credit, although it will also expose those business models that have come from easy money. With improvements to the pricing of credit, there will be an opportunity for well-run banks to generate returns by extending loans to both companies and consumers in the longer term. The Fund has taken advantage of the broad-based weakness in financials to add to some of its holdings, especially where we have a strong conviction in the strength of a bank’s deposit franchise.

As we have discussed before, we expect that there will be a moderation in growth in the region, particularly as export markets around the world witness demand destruction. The portfolio is geared toward

NOW OPEN TO NEW INVESTORS

We are pleased to announce that the Matthews Pacific Tiger Fund re-opened to new investors on September 2, 2008. For more information, please visit matthewsasia.com.

continued on page 31

28	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2008

			Average Annual Total Returns
Fund Inception: 9/12/94	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Pacific Tiger Fund	–16.53%	–32.56%	–29.48%	6.60%	14.74%	18.52%	7.37%
MSCI All Country Asia ex Japan Index [1]	–22.89%	–39.16%	–38.65%	6.79%	13.51%	11.90%	1.73%[2]
MSCI All Country Far East ex Japan Index [3]	–23.78%	–37.66%	–38.70%	6.26%	12.69%	11.64%	1.37%[2]
Lipper Pacific ex Japan Funds Category Average [4]	–21.91%	–37.22%	–35.36%	6.25%	13.39%	12.68%	3.62%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit matthewsasia.com.

FISCAL YEAR 2007 RATIOS

Gross Operating Expense: [5] 1.10%	Portfolio Turnover:[6] 24.09%

[1]

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. The Fund may invest in countries that are not included in the MSCI All Country Asia ex Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC.

[2]	Calculated from 8/31/94.
[3]

The MSCI All Country Far East ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Fund may invest in countries that are not included in the MSCI All Country Far East ex Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC.

[4]	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[5]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asia Funds do not charge 12b-1 fees.

[6]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] matthewsasia.com	29

MATTHEWS PACIFIC TIGER FUND (NOW OPEN TO NEW INVESTORS)

TOP TEN HOLDINGS 1

	COUNTRY	% OF NET ASSETS
Sun Pharmaceutical Industries, Ltd.	India	3.0%
HDFC Bank, Ltd.	India	2.9%
President Chain Store Corp.	Taiwan	2.8%
Advanced Info Service Public Co., Ltd.	Thailand	2.7%
Swire Pacific, Ltd.	China/Hong Kong	2.6%
Dairy Farm International Holdings, Ltd.	China/Hong Kong	2.4%
Dabur India, Ltd.	India	2.4%
Tencent Holdings, Ltd.	China/Hong Kong	2.3%
Hang Lung Group, Ltd.	China/Hong Kong	2.3%
Bharti Airtel, Ltd.	India	2.3%
% OF ASSETS IN TOP 10		25.7%

COUNTRY ALLOCATION

China/Hong Kong	34.9%
India	19.0%
South Korea	14.8%
Singapore	7.9%
Thailand	6.8%
Indonesia	6.1%
Taiwan	5.4%
Malaysia	4.7%
Philippines	0.6%
Liabilities in excess of cash and other assets	–0.2%

SECTOR ALLOCATION

Financials	29.5%
Consumer Discretionary	17.0%
Information Technology	13.4%
Health Care	11.8%
Consumer Staples	10.5%
Industrials	8.9%
Telecommunication Services	8.3%
Utilities	0.8%
Liabilities in excess of cash and other assets	–0.2%

MARKET CAP EXPOSURE 2

Large cap (over $5 billion)	41.5%
Mid cap ($1–$5 billion)	46.0%
Small cap (under $1 billion)	12.7%
Liabilities in excess of cash and other assets	–0.2%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
72	$18.79	$2.1 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

30	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 28

domestic demand, which is likely to be less severely impacted. The financial crisis in the Western world may force a rebalancing of Asia’s economic growth with a focus on domestic consumption, particularly in China. In that context, it is encouraging to see that the Chinese government has started to embrace private property rights, and is actually considering allowing citizens the right to trade their property rights in rural areas. Continuing land reforms and steady progress toward better health care systems are all measures that should provide an impetus to private retail consumption. The Fund is increasingly being positioned to benefit from these trends.

During the quarter, we were pleased to re-open the Fund to new investors with the conviction that the economies and capital markets in the region have grown wider and deeper. Thus far, the Asian household has tried to bridge the gap to prosperity through a strong work ethic, which means the rise in living standards is likely to be more sustainable. However, given the troubles faced by free market economies such as the U.S., there is an increasing risk of fatigue in the reform process pursued by policy makers in the region. If there were a reversal away from deregulation and privatization, then long-term returns from the region could be negatively impacted. However, we see no strong evidence of a reversal happening at present.

As events unfold elsewhere around the globe, Asian capital markets may continue to go through a period of heightened weakness. At the time of writing, the sharp sell-off in Asian markets suggests that stocks are being priced on their ability to survive, which seems egregious, since the epicenter of the crisis lies outside the region. A look at the fundamentals suggests that if current earnings expectations are to hold, then by some measures, stocks in the Asia ex-Japan region are trading at valuations not seen since the Asian crisis. It is our belief that these moments of extreme fear will offer good long-term investing opportunities for the Fund.

800.789.ASIA [2742] matthewsasia.com	31

MATTHEWS PACIFIC TIGER FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: 100.2%

	SHARES	VALUE
CHINA/HONG KONG: 34.9%

Swire Pacific, Ltd. A Shares	6,272,000	$55,131,786
Dairy Farm International Holdings, Ltd.	10,138,100	51,011,340
Tencent Holdings, Ltd.	6,880,600	50,292,687
Hang Lung Group, Ltd.	15,747,000	49,880,796
Ping An Insurance (Group) Co. of China, Ltd. H Shares	7,696,000	45,067,513
Lenovo Group, Ltd.	100,368,000	44,298,004
NWS Holdings, Ltd.	22,086,636	39,631,759
NetEase.com, Inc. ADR[b]	1,479,000	33,721,200
Dongfeng Motor Group Co., Ltd. H Shares	89,326,000	32,875,042
China Mobile, Ltd. ADR	610,550	30,576,344
Television Broadcasts, Ltd.	7,167,700	30,437,736
Ctrip.com International, Ltd. ADR	772,475	29,825,260
China Resources Enterprise, Ltd.	11,750,000	28,690,460
Focus Media Holding, Ltd. ADR[b]	973,913	27,766,260
Shangri-La Asia, Ltd.	19,268,000	27,604,453
China Merchants Bank Co., Ltd. H Shares	11,084,500	26,767,910
China Vanke Co., Ltd. B Shares	34,472,360	24,249,006
Travelsky Technology, Ltd. H Shares†	40,812,000	20,272,177
China Yurun Food Group, Ltd.	13,968,000	18,214,002
Glorious Sun Enterprises, Ltd.	41,262,000	17,261,017
Towngas China Co., Ltd.[b]	51,937,000	16,572,691
Integrated Distribution Services Group, Ltd.	10,491,000	14,271,158
New Oriental Education & Technology Group, Inc. ADR [b]	208,800	13,413,312
Dickson Concepts International, Ltd.†	32,547,900	10,895,835
Dah Sing Financial Holdings, Ltd.	2,348,400	9,921,916
Dynasty Fine Wines Group, Ltd.	725,000	102,213

Total China/Hong Kong		748,751,877

INDIA: 19.0%

Sun Pharmaceutical Industries, Ltd.	2,040,363	65,221,447
HDFC Bank, Ltd.	2,242,184	58,948,729
Dabur India, Ltd.	25,730,888	50,566,504
Bharti Airtel, Ltd.[b]	2,881,740	48,878,441
Infosys Technologies, Ltd.	1,263,401	38,423,221
Cipla India, Ltd.	6,800,750	33,443,591
Titan Industries, Ltd.	1,286,895	31,049,798
Bank of Baroda	3,993,505	25,766,780
Kotak Mahindra Bank, Ltd.	1,792,941	21,568,192
Sintex Industries, Ltd.	3,210,014	19,760,722
Sun TV Network, Ltd.	2,637,292	11,413,553
HDFC Bank, Ltd. ADR	40,000	3,398,000

Total India		408,438,978

SOUTH KOREA: 14.8%

NHN Corp.[b]	351,902	45,139,275
Amorepacific Corp.	83,434	45,113,623
S1 Korea Corp.	833,228	42,448,166
Yuhan Corp.	218,497	39,187,342
Hanmi Pharmaceutical Co., Ltd.	374,233	36,877,914
Samsung Securities Co., Ltd.	514,989	32,562,888
MegaStudy Co., Ltd.	183,231	27,908,354
Hana Financial Group, Inc.	1,155,743	27,180,072
Hyundai Development Co.	541,382	20,222,266
ON*Media Corp.[b]	604,550	1,359,971

Total South Korea		317,999,871

SINGAPORE: 7.9%

Hyflux, Ltd.	24,090,187	40,920,004
DBS Group Holdings, Ltd.	3,420,750	40,765,912
Parkway Holdings, Ltd.	28,144,540	37,281,834
Keppel Land, Ltd.	11,182,000	22,333,968
Fraser and Neave, Ltd.	7,626,750	19,129,642
Tat Hong Holdings, Ltd.	11,947,000	9,070,316

Total Singapore		169,501,676

32	MATTHEWS ASIA FUNDS

SEPTEMBER 30, 2008

	SHARES	VALUE
THAILAND: 6.8%
Advanced Info Service Public Co., Ltd.	24,188,500	$58,094,191
Bank of Ayudhya Public Co., Ltd. NVDR	63,468,600	30,862,010
Land & Houses Public Co., Ltd.	154,102,800	29,243,569
Amata Corp. Public Co., Ltd. †	58,667,900	14,624,178
Bangkok Bank Public Co., Ltd.	3,954,900	12,116,999

Total Thailand		144,940,947

INDONESIA: 6.1%
PT Bank Central Asia	131,525,000	43,321,757
PT Telekomunikasi Indonesia	44,860,500	33,507,678
PT Kalbe Farma	348,388,000	23,735,749
PT Astra International	13,017,230	23,219,623
PT Telekomunikasi Indonesia ADR	259,500	7,727,910

Total Indonesia		131,512,717

TAIWAN: 5.4%
President Chain Store Corp.	20,669,000	60,930,782
Taiwan Semiconductor Manufacturing Co., Ltd.	24,381,362	40,888,322
Hon Hai Precision Industry Co., Ltd.	3,901,950	13,975,596

Total Taiwan		115,794,700

MALAYSIA: 4.7%
Public Bank BHD	15,777,900	46,095,406
Resorts World BHD	49,121,200	36,592,904
Top Glove Corp. BHD †	15,609,880	18,207,681

Total Malaysia		100,895,991

PHILIPPINES: 0.6%
SM Prime Holdings, Inc.	68,769,117	12,378,834

Total Philippines		12,378,834

TOTAL COMMON EQUITIES (Cost $2,173,518,200)		2,150,215,591

RIGHTS: 0.0%

SINGAPORE: 0.0%
Tat Hong Holdings, Ltd., expire 08/02/13	1,194,700	120,563

Total Singapore		120,563

TOTAL RIGHTS (Cost $0)		120,563

TOTAL INVESTMENTS: 100.2% (Cost $2,173,518,200c)		2,150,336,154

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: –0.2%		(4,606,983)

NET ASSETS: 100.0%		$2,145,729,171

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security
c	Cost of investments is $2,173,518,200 and net unrealized depreciation consists of:

Gross unrealized appreciation	$346,972,596
Gross unrealized depreciation	(370,154,642)

Net unrealized depreciation	$(23,182,046)

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt
NVDR	Non-voting Depositary Receipt

See accompanying notes to schedules of investments.

800.789.ASIA [2742] matthewsasia.com	33

MATTHEWS CHINA FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MCHFX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews China Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its political, administrative and other districts, such as Hong Kong.

PORTFOLIO MANAGERS

Lead Manager: Richard H. Gao	Co-Managers: Mark W. Headley and Andrew T. Foster

PORTFOLIO MANAGER COMMENTARY

The Matthews China Fund ended the third quarter of 2008 down –19.30%, while its benchmark, the MSCI China Index fell –25.22%, as Chinese equities declined sharply. Most of the decline came in September as the global credit crisis left a devastating impact on stock markets around the world, including China and Hong Kong.

The third quarter of 2008 marked a turning point for China’s monetary policy. After more than five years of tightening, China shifted the focus of its monetary policy from fighting inflation and overheating to stimulating growth. For the first time in six years the central bank cut interest rates and eased bank lending restrictions. The move came in response to signs of a slowdown in the domestic Chinese economy, and more importantly, was part of the government’s efforts to protect its economy from a global downturn.

China is not immune to the global credit crunch. Although its export sector has been holding up relatively well so far, we believe that going forward it will see a sharp decline due to weaker global demand. However, China’s strict capital control, its low foreign debt and immense reserves of foreign currencies have thus far insulated its financial systems from the troubles shaking Wall Street. China’s banking sector has very limited exposure to subprime-related assets, and is generally healthy. We believe China is in an overall good position to withstand much of the global financial turmoil. That said, we expect China will continue to see a slowdown of its economy from its historical high growth in the first half of last year and that the central bank will be more aggressive in cutting interest rates, especially given the current severe global credit crisis.

During the quarter, the Fund’s defensive positions in the utilities and consumer staples sectors were the top contributors to the portfolio. Overall, the Fund’s small- and mid-cap holdings performed relatively better than large-cap ones. The market sell-off was widespread and we took advantage of the sharp correction in tourism and advertising-related stocks to increase our exposure in those areas. We believe that the slowdown in the tourism industry was due to some extraordinary factors such as the year’s crippling snowstorms, Western continued on page 37

34	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2008

			Average Annual Total Returns
Fund Inception: 2/19/98	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews China Fund	–19.30%	–38.66%	–39.32%	18.94%	18.03%	17.98%	11.04%
MSCI China Index [1]	–25.22%	–44.91%	–46.92%	18.62%	22.42%	7.35%	1.03%[2]
Lipper China Region Funds Category Average [3]	–24.42%	–43.70%	–45.15%	11.54%	13.47%	13.23%	7.95%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit matthewsasia.com.

FISCAL YEAR 2007 RATIOS

Gross Operating Expense: [4] 1.17%	Portfolio Turnover:	[5] 22.13%

[1]

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China- affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC.

[2]	Calculated from 2/28/98.
[3]	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asia Funds do not charge 12b-1 fees.

[5]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] matthewsasia.com	35

MATTHEWS CHINA FUND

TOP TEN HOLDINGS 1

	SECTOR	% OF NET ASSETS
China Mobile, Ltd.	Telecommunication Services	4.5%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	3.8%
Hong Kong & China Gas Co., Ltd.	Utilities	3.6%
Sina China Corp.	Information Technology	3.3%
Dongfeng Motor Group Co., Ltd.	Consumer Discretionary	2.9%
Ping An Insurance (Group) Co. of China, Ltd.	Financials	2.7%
New Oriental Education & Technology Group, Inc.	Consumer Discretionary	2.6%
China High Speed Transmission Equipment Group Co., Ltd.	Industrials	2.6%
Huaneng Power International, Inc.	Utilities	2.3%
China Yurun Food Group, Ltd.	Consumer Staples	2.2%
% OF ASSETS IN TOP 10		30.5%

CHINA EXPOSURE 2,3

SAR (Hong Kong)	41.0%
H Share	31.8%
China-affiliated corporations	13.9%
Overseas Listed	9.2%
B Share	3.6%
Cash and other assets, less liabilities	0.4%

SECTOR ALLOCATION

Consumer Discretionary	22.4%
Financials	16.8%
Information Technology	14.8%
Industrials	13.4%
Utilities	11.8%
Consumer Staples	7.1%
Telecommunication Services	6.4%
Energy	5.5%
Materials	1.4%
Cash and other assets, less liabilities	0.4%

MARKET CAP EXPOSURE 3

Large cap (over $5 billion)	50.6%
Mid cap ($1–$5 billion)	36.2%
Small cap (under $1 billion)	12.7%
Cash and other assets, less liabilities	0.4%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
64	$24.37	$1.0 billion	2. 00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]

SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. China-affiliated corporations, also known as “Red Chips,” are mainland China companies with partial state ownership listed and incorporated in Hong Kong. Overseas Listed companies are companies that conduct business in mainland China but are listed in overseas markets such as Japan, Singapore, Taiwan and the United States. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

[3]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

36	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 34

China’s tragic earthquake and the temporary tightening of visa approvals during the Beijing Olympic Game. As these issues resolve themselves, we are seeing solid tourism companies benefiting from the industry recovery.

One widely reported crisis for China in September was a milk contamination scandal that erupted after four infants died and more than 50,000 children were sickened from dairy products contaminated with an industrial chemical known as melamine. More than 20 dairy manufacturers were found to be involved. Though Chinese authorities have ordered that tainted baby formula products be recalled and destroyed, the incidents were damaging for all of China’s dairy companies, including some better-known brands, and harmed consumer confidence in food safety. What has been encouraging, however, is that the public outcry that followed has revealed a level of transparency that is relatively new to China, and should prompt companies to take better precautions and quality controls for protection of their brand equity.

The Fund continues to focus on the domestic consumption growth areas with less exposure to the external sector. We have been encouraged by the quarter’s strong retail sales growth rate of more than 20%, a sign that domestic consumption is still keeping momentum with wage growth. How much of this will be affected by the mild slowdown of the domestic economy and the global financial crisis remains to be seen. However, we are convinced that China will be increasingly reliant on domestic growth, and our portfolio is built to benefit.

800.789.ASIA [2742] matthewsasia.com	37

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: CHINA/HONG KONG: 99.6%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 22.4%

Hotels, Restaurants & Leisure: 4.5%
Café de Coral Holdings, Ltd.	11,428,100	$19,925,884
Shangri-La Asia, Ltd.	7,315,600	10,480,752
China Travel International Investment HK, Ltd.	38,412,000	8,728,622
Ctrip.com International, Ltd. ADR	162,300	6,266,403

		45,401,661

Distributors: 3.0%
China Resources Enterprise, Ltd.	7,650,000	18,679,321
Li & Fung, Ltd.	4,663,200	11,411,068

		30,090,389

Automobiles: 2.9%
Dongfeng Motor Group Co., Ltd. H Shares	78,950,000	29,056,317

Textiles, Apparel & Luxury Goods: 2.7%
Glorious Sun Enterprises, Ltd.	33,994,000	14,220,615
Ports Design, Ltd.	7,461,500	13,666,044

		27,886,659

Media: 2.6%
Television Broadcasts, Ltd.	2,542,000	10,794,638
AirMedia Group, Inc. ADR[b]	923,800	6,882,310
Clear Media, Ltd.[b]	10,128,000	5,133,645
Pico Far East Holdings, Ltd.	49,062,000	4,169,927

		26,980,520

Diversified Consumer Services: 2.6%
New Oriental Education & Technology Group, Inc. ADR [b]	411,800	26,454,032

Multiline Retail: 1.6%
Golden Eagle Retail Group, Ltd.	19,390,000	15,850,194

Specialty Retail: 1.3%
Belle International Holdings, Ltd.	17,840,000	12,818,852

Leisure Equipment & Products: 1.2%
Li Ning Co., Ltd.	6,686,500	11,730,415

Total Consumer Discretionary		226,269,039

FINANCIALS: 16.8%

Commercial Banks: 6.4%
China Merchants Bank Co., Ltd. H Shares	8,009,000	19,340,899
BOC Hong Kong Holdings, Ltd.	8,909,500	15,928,131
China Construction Bank Corp. H Shares	23,392,000	15,608,697
Bank of Communications Co., Ltd., H Shares	15,501,000	14,117,637

		64,995,364

Real Estate Management & Development: 6.0%
China Vanke Co., Ltd. B Shares	28,600,748	20,118,718
Swire Pacific, Ltd. A Shares	2,180,000	19,162,515
Hang Lung Group, Ltd.	4,694,000	14,868,893
Agile Property Holdings, Ltd.	13,704,000	6,260,412

		60,410,538

Insurance: 4.4%
Ping An Insurance (Group) Co. of China, Ltd. H Shares	4,619,500	27,051,634
China Life Insurance Co., Ltd. H Shares	4,592,000	17,106,850

		44,158,484

Total Financials		169,564,386

38	MATTHEWS ASIA FUNDS

SEPTEMBER 30, 2008

	SHARES	VALUE
INFORMATION TECHNOLOGY: 14.8%

Internet Software & Services: 7.3%
Sina China Corp.[b]	934,300	$32,887,360
Tencent Holdings, Ltd.	2,904,000	21,226,341
NetEase.com, Inc. ADR[b]	840,900	19,172,520

		73,286,221

Software: 2.8%
Kingdee International Software Group Co., Ltd.†	102,944,000	19,845,362
The9, Ltd. ADR[b]	532,300	8,937,317

		28,782,679

Computers & Peripherals: 2.3%
Lenovo Group, Ltd.	30,336,000	13,388,971
TPV Technology, Ltd.	31,868,000	9,754,977

		23,143,948

Communications Equipment: 1.8%
ZTE Corp. H Shares	4,816,920	18,245,642

IT Services: 0.6%
Travelsky Technology, Ltd. H Shares	12,178,000	6,049,068

Total Information Technology		149,507,558

INDUSTRIALS: 13.4%

Transportation Infrastructure: 4.6%
GZI Transport, Ltd.	36,765,000	15,695,336
China Merchants Holdings International Co., Ltd.	3,732,581	11,973,118
Beijing Capital International Airport Co., Ltd. H Shares	13,332,000	11,011,883
COSCO Pacific, Ltd.	6,730,000	7,724,157

		46,404,494

Electrical Equipment: 2.6%
China High Speed Transmission Equipment Group Co., Ltd.	14,289,000	26,151,703

Construction & Engineering: 2.0%
China Railway Construction Corp., Ltd. H Shares[b]	8,107,000	10,704,313
China Communications Construction Co., Ltd. H Shares	10,709,000	9,401,815

		20,106,128

Industrial Conglomerates: 1.9%
NWS Holdings, Ltd.	11,017,276	19,769,151

Machinery: 1.5%
Shanghai Zhenhua Port Machinery Co., Ltd. B Shares	17,202,573	15,625,992

Airlines: 0.8%
Air China, Ltd. H Shares	16,937,900	7,654,578

Total Industrials		135,712,046

See footnotes on page 41.

800.789.ASIA [2742] matthewsasia.com	39

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED) (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	SHARES	VALUE
UTILITIES: 11.8%

Independent Power Producers & Energy Traders: 4.4%
Datang International Power Generation Co., Ltd. H Shares	36,732,000	$20,503,158
Huaneng Power International, Inc. H Shares	26,630,000	17,704,878
Huaneng Power International, Inc. ADR	213,400	5,680,708

		43,888,744

Electric Utilities: 3.8%
Cheung Kong Infrastructure Holdings, Ltd.	8,257,500	38,427,469

Gas Utilities: 3.6%
Hong Kong & China Gas Co., Ltd.	15,899,594	36,294,239

Total Utilities		118,610,452

CONSUMER STAPLES: 7.1%

Food Products: 4.3%
China Yurun Food Group, Ltd.	17,085,000	22,278,509
Tingyi (Cayman Islands) Holding Corp.	17,865,000	20,871,200

		43,149,709

Food & Staples Retailing: 1.8%
Lianhua Supermarket Holdings Co., Ltd. H Shares†	12,995,000	17,821,773

Beverages: 1.0%
Tsingtao Brewery Co., Ltd. H Shares	5,727,000	10,352,402

Total Consumer Staples		71,323,884

TELECOMMUNICATION SERVICES: 6.4%

Wireless Telecommunication Services: 4.5%
China Mobile, Ltd.	2,766,083	27,709,728
China Mobile, Ltd. ADR	345,400	17,297,632

		45,007,360

Diversified Telecommunication Services: 1.9%
China Communications Services Corp., Ltd. H Shares	27,806,000	19,365,819

Total Telecommunication Services		64,373,179

ENERGY: 5.5%

Oil, Gas & Consumable Fuels: 4.3%
CNOOC, Ltd.	16,912,000	18,998,877
China Petroleum & Chemical Corp. (Sinopec) H Shares	16,242,000	12,818,710
China Shenhua Energy Co., Ltd. H Shares	5,019,500	12,312,441

		44,130,028

Energy Equipment & Services: 1.2%
China Oilfield Services, Ltd. H Shares	12,740,000	11,803,734

Total Energy		55,933,762

MATERIALS: 1.4%

Construction Materials: 1.0%
China National Building Material Co., Ltd. H Shares	8,606,000	9,933,665

Paper & Forest Products: 0.4%
Nine Dragons Paper Holdings, Ltd.	10,157,000	3,799,639

Total Materials		13,733,304

40	MATTHEWS ASIA FUNDS

SEPTEMBER 30, 2008

VALUE
TOTAL INVESTMENTS: 99.6% (Cost $1,157,375,506c)	$1,005,027,610

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.4%	4,112,346

NET ASSETS: 100.0%	$1,009,139,956

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security
c	Cost of investments is $1,157,375,506 and net unrealized depreciation consists of:

Gross unrealized appreciation	$86,843,248
Gross unrealized depreciation	(239,191,144)

Net unrealized depreciation	$(152,347,896)

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

800.789.ASIA [2742] matthewsasia.com	41

MATTHEWS INDIA FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MINDX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews India Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

PORTFOLIO MANAGERS

Lead Manager: Andrew T. Foster	Co-Manager: Sharat Shroff, CFA

PORTFOLIO MANAGER COMMENTARY

During the third quarter of 2008, the Matthews India Fund declined –12.61%, while the benchmark Bombay Stock Exchange 100 Index fell –12.58%.

The Fund’s performance during the third quarter was generally in line with that of the broader market: that is to say, there was little shelter amid the broad decline in Indian shares, and neither the Fund nor the broader indices escaped the global downtrend. We feel the decline in performance that the Fund has suffered very keenly, and appreciate your ongoing support and long-term focus.

In local currency terms, the Indian market held up somewhat better than its counterparts in the rest of the region; however, the sharp depreciation of the local currency, the rupee, meant that returns for dollar-based investors were weaker. As we have highlighted before, India faces a daunting set of twin deficits: it runs a current account deficit due to trade imbalances, and the largesse of the local government has meant that the country has one of the larger fiscal deficits in the world (when measured versus the size of the domestic economy). The scale of these two deficits ostensibly weighed heavily on the currency during a time of broader market weakness, causing the rupee to give back much of its gains over the past few years.

Unfortunately, local politics served to augment some of the current volatility in stocks. The country is anticipating elections in 2009, and as control over the government rests on a fractious coalition, current policy has tended to swing toward populist agendas. For instance, several measures have recently been introduced to subsidize farm activities or extend debt forgiveness to segments of the agricultural sector; all of this only puts greater pressure on the fiscal deficit. However, there are some signs that the current leadership may enact new reforms, including divestment of public sector entities. This would be a great boon to the country, if for no other reason than the proceeds from divestment could go to offsetting some of the national debts.

Other than currency weakness, markets suffered in large part because domestic liquidity conditions remain tight, particularly at the short end of the curve. Over continued on page 45

42	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2008

			Average Annual Total Returns
Fund inception: 10/31/05	3 MO	YTD	1 YR	SINCE INCEPTION
Matthews India Fund	–12.61%	–45.25%	–32.93%	11.91%
Bombay Stock Exchange 100 Index[1]	–12.58%	–49.32%	–36.32%	17.39%
Lipper Emerging Markets Funds Category Average[2]	–26.96%	–36.64%	–33.77%	9.73%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit matthewsasia.com.

FISCAL YEAR 2007 RATIOS

Gross Operating Expense:[3] 1.28%	Portfolio Turnover:[4] 25.59%

[1]

The Bombay Stock Exchange 100 (BSE 100) Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange. It is not possible to invest in an index. Source: Index data from Bloomberg; total return calculations performed by PNC.

[2]	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asia Funds do not charge 12b-1 fees.

[4]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] matthewsasia.com	43

MATTHEWS INDIA FUND

TOP TEN HOLDINGS 1

	SECTOR	% OF NET ASSETS
Sun Pharmaceutical Industries, Ltd.	Health Care	5.1%
Dabur India, Ltd.	Consumer Staples	5.1%
Bharti Airtel, Ltd.	Telecommunication Services	5.0%
HDFC Bank, Ltd.	Financials	4.8%
Infosys Technologies, Ltd.	Information Technology	4.2%
Axis Bank, Ltd.	Financials	4.1%
Glenmark Pharmaceuticals, Ltd.	Health Care	3.8%
Corporation Bank	Financials	3.3%
Cipla India, Ltd.	Health Care	3.1%
Gail India, Ltd.	Utilities	3.0%
% OF ASSETS IN TOP 10		41.5%

COUNTRY ALLOCATION

India	98.8%
Cash and other assets, less liabilities	1.2%

SECTOR ALLOCATION

Financials	20.1%
Industrials	14.8%
Information Technology	12.2%
Health Care	12.1%
Consumer Discretionary	12.0%
Consumer Staples	9.3%
Telecommunication Services	7.7%
Utilities	6.0%
Energy	4.6%
Cash and other assets, less liabilities	1.2%

MARKET CAP EXPOSURE2

Large cap (over $5 billion)	36.8%
Mid cap ($1–$5 billion)	35.5%
Small cap (under $1 billion)	26.5%
Cash and other assets, less liabilities	1.2%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
53	$13.38	$552.0 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

44	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 42

the last several quarters, the Reserve Bank of India (RBI) sought to stem inflationary pressures by using several measures to tighten monetary conditions. As late as July, the RBI was still raising rates, moving the local repurchase rate from 8.5% to 9.0%. However, as the U.S. credit crisis has unfolded, it has put enormous strain on liquidity conditions in security markets around the world, and India is no exception. In this light, domestic monetary conditions in the country are now arguably too tight, and this in turn has hurt stock prices. The RBI has begun to ease conditions, especially now that even some of the largest domestic banks are struggling with liquidity. If the government acts decisively, it has ample room to maneuver, as local Indian banks have steep regulatory capital requirements which could presumably be relaxed somewhat in order to enhance the availability of liquidity.

As for the Fund, we remain focused on the fundamentals of individual companies. It is tempting during moments such as these to shift attention to the extreme volatility that is prevalent around the globe. While this perspective is not invalid—and investors should ensure that their aggregate portfolios are attuned to such risks—it is nonetheless the case that markets can lose sight of fundamentals due to overwhelming fear. When we look at India, we see much to like: overly restrictive regulatory controls have been further dismantled, prompting an acceleration of foreign direct investment into the country. Earnings growth appears to be moderating, but from very high levels; thus profit growth is moving down from a hectic pace of over 20% to something more sustainable in the high single digits. Most encouragingly, Indian equity markets are presenting valuations in some sectors and on some stocks that we have not seen for a while, and thus the long-term potential looks more favorable, especially in sectors such as financials and real estate.

800.789.ASIA [2742] matthewsasia.com	45

MATTHEWS INDIA FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: INDIA: 97.7%

	SHARES	VALUE
FINANCIALS: 20.1%

Commercial Banks: 13.7%
Axis Bank, Ltd.	1,464,200	$22,867,536
HDFC Bank, Ltd.	845,533	22,229,708
Corporation Bank	3,084,331	18,198,094
Oriental Bank of Commerce	2,596,834	8,296,607
HDFC Bank, Ltd. ADR	50,000	4,247,500

		75,839,445

Thrifts & Mortgage Finance: 1.9%
Housing Development Finance Corp.	225,973	10,509,153

Consumer Finance: 1.6%
Shriram Transport Finance Co., Ltd.	1,345,000	8,886,061

Real Estate Management & Development: 1.3%
Unitech, Ltd.	2,763,777	7,008,998

Diversified Financial Services: 0.9%
SREI Infrastructure Finance, Ltd.	3,750,000	4,894,235

Capital Markets: 0.7%
IL&FS Investsmart, Ltd.	1,339,981	3,740,138

Total Financials		110,878,030

INDUSTRIALS: 14.8%

Machinery: 6.1%
Ashok Leyland, Ltd.	23,211,277	13,348,755
Jain Irrigation Systems, Ltd.	1,381,590	11,997,520
Thermax, Ltd.	940,000	8,473,562

		33,819,837

Building Products: 2.4%
Sintex Industries, Ltd.	2,101,834	12,938,808

Construction & Engineering: 2.2%
Larsen & Toubro, Ltd.	228,330	12,080,336

Industrial Conglomerates: 1.5%
MAX India, Ltd.[b]	2,303,102	8,185,856

Road & Rail: 1.1%
Other Investments		6,218,640

Air Freight & Logistics: 0.8%
Gati, Ltd.	3,606,339	4,642,506

Electrical Equipment: 0.7%
Other Investments		3,864,538

Total Industrials		81,750,521

INFORMATION TECHNOLOGY: 12.2%

IT Services: 9.3%
Infosys Technologies, Ltd.	612,591	18,630,442
Rolta India, Ltd.	2,468,990	12,753,213
HCL-Infosystems, Ltd.	4,428,185	9,965,731
Infosys Technologies, Ltd. ADR	129,500	4,313,645
Other Investments		5,558,667

		51,221,698

Software: 1.6%
Financial Technologies India, Ltd.	399,855	8,968,957

Internet Software & Services: 1.3%
Info Edge India, Ltd.	566,727	7,223,578

Total Information Technology		67,414,233

HEALTH CARE: 12.1%

Pharmaceuticals: 12.1%
Sun Pharmaceutical Industries, Ltd.	879,260	28,106,082
Glenmark Pharmaceuticals, Ltd.	1,969,797	20,837,666
Cipla, Ltd.	3,469,657	17,062,499
Sun Pharma Advanced Research Co., Ltd.[b]	594,260	963,963

Total Health Care		66,970,210

CONSUMER DISCRETIONARY: 12.0%

Media: 5.4%
HT Media, Ltd.	3,777,688	8,206,947
Zee Entertainment Enterprises, Ltd.	1,618,908	6,882,638
Sun TV Network, Ltd.	1,590,091	6,881,523
Television Eighteen India, Ltd.	801,847	3,203,394
Dish TV India, Ltd.[b]	4,737,097	2,801,129
Inox Leisure, Ltd.	1,516,527	2,064,674

		30,040,305

Automobiles: 1.9%
Mahindra & Mahindra, Ltd.	942,500	10,387,497

46	MATTHEWS ASIA FUNDS

SEPTEMBER 30, 2008

	SHARES	VALUE
Textiles, Apparel & Luxury Goods: 1.3%
Titan Industries, Ltd.	289,589	$6,987,112

Hotels, Restaurants & Leisure: 1.3%
Indian Hotels Co., Ltd.	4,749,840	6,903,032

Auto Components: 1.2%
Bharat Forge, Ltd.	1,706,000	6,812,635

Multiline Retail: 0.9%
Vishal Retail, Ltd.[b]	911,436	4,877,203

Total Consumer Discretionary		66,007,784

CONSUMER STAPLES: 8.2%

Personal Products: 6.6%
Dabur India, Ltd.	14,249,779	28,003,756
Marico, Ltd.	6,599,720	8,319,755

		36,323,511

Household Products: 1.5%
Hindustan Unilever, Ltd.	1,487,269	8,076,784

Beverages: 0.1%
Radico Khaitan, Ltd.	554,154	740,312

Total Consumer Staples		45,140,607

TELECOMMUNICATION SERVICES: 7.7%

Wireless Telecommunication Services: 7.7%
Bharti Airtel, Ltd.[b]	1,639,191	27,803,029
Reliance Communications, Ltd.	2,024,755	14,627,971

Total Telecommunication Services		42,431,000

UTILITIES: 6.0%

Gas Utilities: 4.3%
Gail India, Ltd.	1,866,501	16,481,900
Gujarat State Petronet, Ltd.	7,075,000	7,072,307

		23,554,207

Electric Utilities: 1.7%
CESC, Ltd.	1,556,117	9,296,578

Total Utilities		32,850,785

ENERGY: 4.6%

Oil, Gas & Consumable Fuels: 4.6%
Reliance Industries, Ltd.	311,871	13,106,214
Chennai Petroleum Corp., Ltd.	2,652,744	12,221,800

Total Energy		25,328,014

TOTAL COMMON EQUITIES: INDIA (Cost $629,704,373)		538,771,184

INTERNATIONAL DOLLAR BONDS: 1.1%

	FACE AMOUNT	VALUE
CONSUMER STAPLES: 1.1%
Beverages: 1.1%
Radico Khaitan, Ltd., Cnv. 3.500%, 07/27/11	$7,000,000	$6,370,000

Total Consumer Staples		6,370,000

TOTAL INTERNATIONAL DOLLAR BONDS (Cost $8,229,360)		6,370,000

TOTAL INVESTMENTS: 98.8% (Cost $637,933,733c)		545,141,184

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.2%		6,823,908

NET ASSETS: 100.0%		$551,965,092

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security
c	Cost of investments is $637,933,733 and net unrealized depreciation consists of:

Gross unrealized appreciation	$69,289,759
Gross unrealized depreciation	(162,082,308)

Net unrealized depreciation	$(92,792,549)

ADR	American Depositary Receipt
Cnv.	Convertible

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] matthewsasia.com	47

MATTHEWS JAPAN FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MJFOX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews Japan Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

PORTFOLIO MANAGER

Lead Manager: Taizo Ishida

PORTFOLIO MANAGER COMMENTARY

For the third quarter ending September 30, 2008, the Matthews Japan Fund fell –14.46%, compared with its benchmark, the MSCI Japan Index, which declined –17.60%.

In relative terms, the Japanese market held up better than many other equity markets around the world during the period. A global recession obviously threatens the growth of the Japanese economy, and macro data has indicated a slower economy ahead. However, there is one clear difference between Japan and other major countries, and that is a lack of leverage. Japan’s corporate balance sheets and households have cash. Japanese companies, especially financial firms, spent years off-loading debts up until a few years ago and now appear to be fiscally healthy. For years, foreign investors have been vocal about leveraging company balance sheets to increase return on equity, but Japan has been very slow to accept this practice. Increasingly, mergers and acquisitions by Japanese companies this year have indicated more of a focus on external growth. Ironically, during the quarter we saw some of Japan’s major financial companies play a bigger role on the global financial stage: Mitsubishi UFJ took a stake in Morgan Stanley and Nomura Holdings announced it would acquire part of Lehman Brothers. The acquisitions mark a notable change from the conservative expansion strategies that have defined Japanese institutions over the past two decades.

Fund performance during the third quarter was helped by stock selection in the consumer staples and health care sectors. Our long-term holdings in medical device makers Sysmex and Terumo performed well due to consistent earnings power and growth in overseas markets. Both companies are positioned as mid- to high-end medical device manufacturers, which have traditionally been marketed in developed countries. Our recent meetings with management, however, have revealed a growing need for reliable and safe medical equipment in Asia and in developing countries elsewhere. We find this expansion very encouraging.

During the quarter the Fund increased its J-REIT exposure from 5% of the portfolio to 10%. We added a basket of smaller but higher-yielding REITs with 8% to 12% dividend yields. After a research trip to Japan, we were attracted by the average dividend yields of more than 6% for the sector. By comparison, the average Japanese dividend yield is 2% and the Japanese Government continued on page 51

48	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2008

			Average Annual Total Returns
Fund Inception: 12/31/98	3 MO	YTD	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Matthews Japan Fund	–14.46%	–20.69%	–24.68%	–9.88%	–0.18%	3.58%
MSCI Japan Index[1]	–17.60%	–22.10%	–26.83%	–3.88%	4.62%	1.58%
Tokyo Stock Price Index (TOPIX)[2]	–16.99%	–20.37%	–25.97%	–5.09%	3.49%	1.84%
Lipper Japanese Funds Category Average[3]	–19.76%	–25.92%	–31.62%	–9.46%	1.05%	2.34%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit matthewsasia.com.

FISCAL YEAR 2007 RATIOS

Gross Operating Expense:[4] 1.23%	Portfolio Turnover:[5] 45.51%

[1]

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan. It is not possible to invest in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC.

[2]

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. It is not possible to invest in an index. Source: Index data from Bloomberg; total return calculations performed by PNC.

[3]	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asia Funds do not charge 12b-1 fees.

[5]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] matthewsasia.com	49

MATTHEWS JAPAN FUND

TOP TEN HOLDINGS1

	SECTOR	% OF NET ASSETS
Pigeon Corp.	Consumer Staples	3.9%
Sysmex Corp.	Health Care	3.4%
Nintendo Co., Ltd.	Information Technology	3.0%
Unicharm Petcare Corp.	Consumer Staples	2.8%
Nidec Corp.	Information Technology	2.7%
ORIX Corp.	Financials	2.5%
Benesse Corp.	Consumer Discretionary	2.4%
Shiseido Co., Ltd.	Consumer Staples	2.4%
GCA Savvian Group Corp.	Financials	2.3%
Ichiyoshi Securities Co., Ltd.	Financials	2.3%
% OF ASSETS IN TOP 10		27.7%

COUNTRY ALLOCATION

Japan	98.7%
Cash and other assets, less liabilities	1.3%

SECTOR ALLOCATION

Financials	26.7%
Information Technology	20.7%
Industrials	15.5%
Consumer Discretionary	12.6%
Consumer Staples	9.1%
Health Care	8.6%
Energy	2.0%
Telecommunication Services	1.8%
Materials	1.7%
Cash and other assets, less liabilities	1.3%

MARKET CAP EXPOSURE 2

Large cap (over $5 billion)	41.0%
Mid cap ($1–$5 billion)	39.0%
Small cap (under $1 billion)	18.6%
Cash and other assets, less liabilities	1.3%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
80	$11.54	$158.5 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

50	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 48

Bond (JGB) yield is 1.5%. The market has been severely punished because of the increasing risk of short-term refinancing problems in Japan’s real estate market, and we do believe some weak real estate companies, particularly condominium developers, may undergo bankruptcy in the coming months. In fact, following the end of the quarter, one of the smallest J-REITs failed. While this segment is not without serious risk, our risk/reward analysis of the REIT sector overwhelmingly favors owning this sector. We believe J-REITs are a natural home to yield-seeking retail investors in Japan as they were substantially invested in high-yielding bonds and some currencies including those of Australia, New Zealand and South Africa. The tide has changed in the last few years for those who enjoyed yen “carry trades”—borrowing at low interest rates in Japan and investing at higher rates in other countries—as interest rate spreads are declining and currencies have weakened.

Japan’s equity market appears to be more stable among developed nations, with a relatively strong outlook for the yen. As we reflect on the state of the U.S. economy during the quarter, we find it reminiscent of Japan 10 years ago. It took time for Japan to come out of its own economic downturn but now, well-managed Japanese companies look more attractive on a relative basis because of their solid balance sheets. We continue to explore the best values in Japan for this Fund.

800.789.ASIA [2742] matthewsasia.com	51

MATTHEWS JAPAN FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: JAPAN: 98.7%

	SHARES	VALUE
FINANCIALS: 26.7%

Real Estate Investment Trusts: 9.8%
Tokyu REIT, Inc.	304	$1,976,243
United Urban Investment Corp., REIT	447	1,960,033
Japan Logistics Fund, Inc., REIT	267	1,609,540
Global One Real Estate Investment Corp., REIT	171	1,599,065
Nomura Real Estate Office Fund, Inc., REIT	233	1,592,188
Premier Investment Corp., REIT	183	779,029
Joint Reit Investment Corp.	313	641,611
Fukuoka REIT Corp.	112	580,699
Crescendo Investment Corp., REIT	289	495,073
Nippon Commerical Investment Corp., REIT	207	451,954
TGR Investment Inc., REIT	282	414,557
Prospect Residential Investment Corp., REIT	179	356,833
LCP Investment Corp., REIT	186	309,920
Other Investments		2,817,445

		15,584,190

Capital Markets: 5.5%
GCA Savvian Group Corp.	1,306	3,630,448
Ichiyoshi Securities Co., Ltd.	341,700	3,583,736
Monex Group, Inc.	4,240	1,535,716

		8,749,900

Real Estate Management & Development: 5.0%
Daibiru Corp.	271,800	2,049,828
Funai Zaisan Consultants Co., Ltd.	2,409	1,994,007
Sumitomo Realty & Development Co., Ltd.	69,000	1,502,732
Mitsubishi Estate Co., Ltd.	69,000	1,359,655
Shoei Co., Ltd.	96,080	937,402

		7,843,624

Commercial Banks: 2.6%
The Joyo Bank, Ltd.	302,000	1,374,836
The Chiba Bank, Ltd.	243,000	1,274,075
The Sumitomo Trust & Banking Co., Ltd.	134,000	892,768
Chuo Mitsui Trust Holdings, Inc.	99,000	534,473

		4,076,152

Consumer Finance: 2.6%
ORIX Corp.	32,270	4,040,465

Insurance: 1.2%
The Fuji Fire & Marine Insurance Co., Ltd.	853,000	1,974,538

Total Financials		42,268,869

INFORMATION TECHNOLOGY: 20.7%

Electronic Equipment & Instruments: 9.0%
Nidec Corp.	70,500	4,337,070

Keyence Corp.	17,870	3,564,763
Topcon Corp.	351,100	2,315,963
Murata Manufacturing Co., Ltd.	37,800	1,526,011
Hoya Corp.	73,800	1,464,028
Nippon Electric Glass Co., Ltd.	118,000	1,068,898

		14,276,733

Internet Software & Services: 3.4%
Gourmet Navigator, Inc.	1,278	2,891,496
Yahoo! Japan Corp.	7,680	2,514,181

		5,405,677

Software: 3.0%
Nintendo Co., Ltd.	11,090	4,704,087

IT Services: 1.7%
Nomura Research Institute, Ltd.	127,400	2,622,058

Computers & Peripherals: 1.5%
Melco Holdings, Inc.	130,500	2,409,130

Office Electronics: 1.1%
Ricoh Co., Ltd.	120,000	1,687,316

Semiconductors & Semiconductor Equipment: 1.0%
Sumco Corp.	100,800	1,595,447

Total Information Technology		32,700,448

INDUSTRIALS: 15.5%

Machinery: 8.8%
Mitsubishi Heavy Industries, Ltd.	777,000	3,374,888
Fanuc, Ltd.	43,000	3,234,968
NGK Insulators, Ltd.	208,000	2,546,426
OSG Corp.	205,100	1,743,961
Komatsu, Ltd.	68,400	1,119,811
OKUMA Corp.	183,000	1,061,902
Aichi Corp.	233,100	919,750

		14,001,706

Construction & Engineering: 1.8%
JGC Corp.	105,000	1,684,553
Daimei Telecom Engineering Corp.	149,000	1,209,394

		2,893,947

Commercial Services & Supplies: 1.6%
Secom Co., Ltd.	62,400	2,599,437

52	MATTHEWS ASIA FUNDS

SEPTEMBER 30, 2008

	SHARES	VALUE
Road & Rail: 1.5%
East Japan Railway Co.	312	$2,326,782

Building Products: 0.9%
Daikin Industries, Ltd.	42,800	1,443,560

Trading Companies & Distributors: 0.9%
Mitsubishi Corp.	65,800	1,372,598

Total Industrials		24,638,030

CONSUMER DISCRETIONARY: 12.6%

Household Durables: 2.6%
Sekisui House, Ltd.	272,000	2,497,239
Panasonic Corp.	92,000	1,586,035

		4,083,274

Hotels, Restaurants & Leisure: 2.6%
Doutor Nichires Holdings Co., Ltd.	136,300	2,046,937
Pacific Golf Group International Holdings KK	3,056	2,019,922

		4,066,859

Diversified Consumer Services: 2.4%
Benesse Corp.	92,800	3,790,354

Specialty Retail: 1.7%
Nitori Co., Ltd.	45,450	2,700,385

Media: 1.6%
Toei Co., Ltd.	531,000	2,549,449

Automobiles: 1.0%
Toyota Motor Corp. ADR	9,900	849,420
Honda Motor Co., Ltd. ADR	26,900	809,959

		1,659,379

Leisure Equipment & Products: 0.7%
Noritsu Koki Co., Ltd.	92,500	1,157,985

Total Consumer Discretionary		20,007,685

CONSUMER STAPLES: 9.1%

Household Products: 3.9%
Pigeon Corp.	217,000	6,118,627

Food Products: 2.8%
Unicharm Petcare Corp.	149,800	4,489,821

Personal Products: 2.4%
Shiseido Co., Ltd.	168,000	3,762,096

Total Consumer Staples		14,370,544

HEALTH CARE: 8.6%

Health Care Equipment & Supplies: 6.7%
Sysmex Corp.	122,100	5,395,716
Terumo Corp.	54,000	2,816,879
Nakanishi, Inc.	28,300	2,418,285

		10,630,880

Pharmaceuticals: 1.9%
Takeda Pharmaceutical Co., Ltd.	60,400	3,041,176

Total Health Care		13,672,056

ENERGY: 2.0%

Oil, Gas & Consumable Fuels: 2.0%
INPEX CORPORATION	381	3,237,902

Total Energy		3,237,902

TELECOMMUNICATION SERVICES: 1.8%

Wireless Telecommunication Services: 1.8%
Other Investments		2,804,422

Total Telecommunication Services		2,804,422

MATERIALS: 1.7%

Chemicals: 1.7%
Nitto Denko Corp.	74,500	1,895,325
OHARA, Inc.	76,300	813,683

Total Materials		2,709,008

TOTAL INVESTMENTS: 98.7% (Cost $194,251,428b)		156,408,964

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.3%		2,083,233

NET ASSETS: 100.0%		$158,492,197

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Cost of investments is $194,251,428 and net unrealized depreciation consists of:

Gross unrealized appreciation	$7,283,929
Gross unrealized depreciation	(45,126,393)

Net unrealized depreciation	$(37,842,464)

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] matthewsasia.com	53

MATTHEWS KOREA FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MAKOX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews Korea Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

PORTFOLIO MANAGER
Lead Manager: J. Michael Oh	Co-Managers: Mark W. Headley and Michael B. Han, CFA

PORTFOLIO MANAGER COMMENTARY

For the three months ending September 30, 2008, the Matthews Korea Fund lost –23.90%, while its benchmark, the Korea Composite Stock Price Index (KOSPI), declined –24.14%.

As the U.S. credit crisis spread to other markets, South Korea’s stock market also suffered from lower consumer demand in developed markets and a rapidly depreciated currency. During the quarter, the Korean government adopted a partial ban on short-selling to stabilize the stock market, joining other nations in this action. However, this seemed to have limited impact on the market.

Rapid depreciation of Korea’s currency, the won, has rattled investors nerves about the overall health of the Korean economy. The won has depreciated approximately 29% against the U.S. dollar year-to-date through September 30, 2008, making it the worst performing currency in the region. Some of the factors we believe negatively influenced the won this year include the credit crisis in the overseas debt market, a widening trade account deficit, high energy prices and weak confidence in the Korean government. Despite the weakened currency, however, we believe the underlying health of the Korean economy remains sound and that a weak currency could benefit the export sector, a large part of Korea’s economy.

In a positive development during the quarter, the global index provider FTSE Group upgraded South Korea from the advanced emerging market category to developed market status. For the past few years, South Korea has been considered for an upgrade to developed market status, which it obtained after demonstrating that it had removed some regulatory obstacles. The designation will become active in September 2009. MSCI Inc. is also considering whether to make the same reclassification. Although the short-term impact from the upgrade could be mixed, we believe that the long-term impact on the economy is likely to be positive as Korea will join the ranks of the U.S. and Germany in the top tier of investor-friendly financial markets.

The telecommunication services sector was the best performing sector during the quarter. The defensive nature of the business and decreased marketing spending by major continued on page 56

54	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2008

			Average Annual Total Returns
Fund inception: 1/3/95	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Korea Fund	–23.90%	–42.23%	–42.56%	–2.83%	11.56%	22.22%	3.07%
Korea Composite Stock Price Index (KOSPI)[1]	–24.14%	–40.15%	–42.17%	1.81%	15.40%	19.06%	0.04%
Lipper Pacific ex Japan Funds Category Average[2]	–21.91%	–37.22%	–35.36%	6.25%	13.39%	12.68%	5.52%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit matthewsasia.com.

FISCAL YEAR 2007 RATIOS

Gross Operating Expense:[3] 1.21%	Portfolio Turnover:[4] 24.20%

[1]

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange. It is not possible to invest in an index. Source: Index data from Bloomberg; total return calculations performed by PNC.

[2]	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asia Funds do not charge 12b-1 fees.

[4]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] matthewsasia.com	55

MATTHEWS KOREA FUND

TOP TEN HOLDINGS1

	SECTOR	% OF NET ASSETS
Samsung Electronics Co., Ltd.	Information Technology	7.8%
Samsung Fire & Marine Insurance Co., Ltd.	Financials	5.1%
NHN Corp.	Information Technology	4.9%
S1 Corp.	Industrials	4.9%
SK Telecom Co., Ltd.	Telecommunication Services	4.5%
Shinhan Financial Group Co., Ltd.	Financials	4.2%
Amorepacific Corp.	Consumer Staples	4.2%
Shinsegae Co., Ltd.	Consumer Staples	4.0%
Yuhan Corp.	Health Care	4.0%
Samsung Securities Co., Ltd.	Financials	3.5%
% OF ASSETS IN TOP 10		47.1%

COUNTRY ALLOCATION

South Korea	99.4%
Cash and other assets, less liabilities	0.6%

SECTOR ALLOCATION

Financials	22.9%
Consumer Discretionary	15.1%
Consumer Staples	14.4%
Information Technology	13.9%
Industrials	11.6%
Health Care	10.5%
Telecommunication Services	6.0%
Materials	3.5%
Energy	1.5%
Cash and other assets, less liabilities	0.6%

MARKET CAP EXPOSURE2

Large cap (over $5 billion)	43.7%
Mid cap ($1–$5 billion)	33.2%
Small cap (under $1 billion)	22.6%
Cash and other assets, less liabilities	0.6%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
43	$3.79	$114.1 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

56	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 54

players benefited the sector during the downturn. The financials sector was the worst performing sector during the period as it was affected by the global credit crisis. Among Korean financial companies, banks were hurt the most as they faced challenges refinancing some debts as liquidity in the global debt market dried up. Funding difficulties might persist over the next few quarters, however, as the global credit crisis eases, the financials sector should benefit. The overall valuation of the commercial bank industry remains among the region’s lowest.

On a company basis, the biggest contribution came from Hite Brewery, the dominant beer manufacturer in Korea with a strong domestic distribution network. The company was spun off from its holding company and was relisted on July 30, 2008. The company has benefited not only from the defensive nature of its business but from its strong foothold in the domestic market.

Samsung Electronics, South Korea’s largest IT company, was the worst performer during the period. The company has been hurt by falling prices in memory chip products and a worsening outlook in the global technology sector. However, Samsung’s dominant position in the memory industry should help the company withstand the downturn better than its peers.

It has been a difficult period for the Korean equity market amid the ongoing global credit crisis, however, we remain focused on finding companies that will benefit from the long-term growth of the Korean economy and we continue to believe that Korea offers one of the most attractive valuations in the region.

800.789.ASIA [2742] matthewsasia.com	57

MATTHEWS KOREA FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: SOUTH KOREA: 98.4%

	SHARES	VALUE
FINANCIALS: 22.9%

Commercial Banks: 10.3%
Shinhan Financial Group Co., Ltd.	135,447	$4,845,968
KB Financial Group, Inc.[b]	79,057	3,452,657
Hana Financial Group, Inc.	114,292	2,687,851
KB Financial Group, Inc. ADR	17,339	792,219

		11,778,695

Insurance: 7.1%
Samsung Fire & Marine Insurance Co., Ltd.	33,196	5,811,163
Meritz Fire & Marine Insurance Co., Ltd.	330,960	2,336,508

		8,147,671

Capital Markets: 5.5%
Samsung Securities Co., Ltd.	63,790	4,033,458
Kiwoom Securities Co., Ltd.	88,589	2,170,713

		6,204,171

Total Financials		26,130,537

CONSUMER DISCRETIONARY: 15.1%

Media: 3.8%
Cheil Worldwide, Inc.	12,437	2,334,819
SBS Holdings Co., Ltd.[c]	49,530	1,235,597
ON*Media Corp.[c]	347,370	781,430

		4,351,846

Household Durabales: 3.5%
LG Electronics, Inc.	29,895	2,766,147
Intelligent Digital Integrated Security Co., Ltd.	84,670	1,172,598

		3,938,745

Multiline Retail: 3.2%
Hyundai Department Store Co., Ltd.	47,456	3,690,060

Auto Components: 2.2%
Hankook Tire Co., Ltd.	177,550	2,491,290

Automobiles: 1.9%
Hyundai Motor Co.	34,927	2,185,710

Hotels, Restaurants & Leisure: 0.5%
Modetour Network, Inc.	44,023	588,145

Total Consumer Discretionary		17,245,796

INFORMATION TECHNOLOGY: 13.9%

Semiconductors & Semiconductor Equipment: 7.8%
Samsung Electronics Co., Ltd.	19,349	8,866,752

Internet Software & Services: 5.4%
NHN Corp.[c]	44,006	5,644,750
CDNetworks Co., Ltd.[c]	95,121	556,495

		6,201,245

Electronic Equipment & Instruments: 0.7%
SFA Engineering Corp.	16,806	749,333

Total Information Technology		15,817,330

CONSUMER STAPLES: 13.4%

Food & Staples Retailing: 6.2%
Shinsegae Co., Ltd.	9,786	4,618,810
Shinsegae Food Co., Ltd.	63,636	2,468,282

		7,087,092

Personal Products: 4.2%
Amorepacific Corp.	8,870	4,796,100

Beverages: 2.7%
Hite Brewery Co., Ltd.[c]	16,810	3,128,893

Food Products: 0.3%
CJ CheilJedang Corp.[c]	2,278	370,399

Total Consumer Staples		15,382,484

INDUSTRIALS: 11.6%

Commercial Services & Supplies: 4.9%
S1 Korea Corp.	109,886	5,598,059

Industrial Conglomerates: 3.0%
Orion Corp.	14,093	2,291,386
Samsung Techwin Co., Ltd.	49,446	1,096,858

		3,388,244

Construction & Engineering: 2.2%
GS Engineering & Construction Corp.	20,657	1,668,188
Hyundai Development Co.	24,035	897,780

		2,565,968

Machinery: 1.5%
JVM Co., Ltd.	116,674	1,686,401

Total Industrials		13,238,672

58	MATTHEWS ASIA FUNDS

SEPTEMBER 30, 2008

	SHARES	VALUE
HEALTH CARE: 10.5%

Pharmaceuticals: 10.5%
Yuhan Corp.	25,617	$4,594,398
Hanmi Pharmaceutical Co., Ltd.	35,373	3,485,749
Daewoong Pharmaceutical Co., Ltd.	61,669	2,785,797
LG Life Sciences Service Ltd.[c]	26,554	1,138,926

Total Health Care		12,004,870

TELECOMMUNICATION SERVICES: 6.0%

Wireless Telecommunication Services: 4.5%
SK Telecom Co., Ltd.	18,877	3,231,235
SK Telecom Co., Ltd. ADR	99,400	1,870,708

		5,101,943

Diversified Telecommunication Services: 1.5%
KT Corp.	32,250	1,113,591
KT Corp. ADR	36,900	619,551

		1,733,142

Total Telecommunication Services		6,835,085

MATERIALS: 3.5%

Chemicals: 1.8%
LG Chem, Ltd.	26,488	2,078,277

Metals & Mining: 1.7%
POSCO ADR	20,500	1,914,085

Total Materials		3,992,362

ENERGY: 1.5%

Oil, Gas & Consumable Fuels: 1.5%
GS Holdings Corp.	66,727	1,716,415

Total Energy		1,716,415

TOTAL COMMON EQUITIES (Cost $114,597,333)		112,363,551

PREFERRED EQUITIES: 1.0%
CONSUMER STAPLES: 1.0%

Food Products: 1.0%
CJ CheilJedang Corp., 2nd Pfd.[c]	6,893	1,103,731

Total Consumer Staples		1,103,731

TOTAL PREFERRED EQUITIES
(Cost $1,604,234)		1,103,731

TOTAL INVESTMENTS: 99.4%
(Cost $116,201,567d)		113,467,282

CASH AND OTHER ASSETS.
LESS LIABILITIES: 0.6%		644,581

NET ASSETS: 100.0%		$114,111,863

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Illiquid security
c	Non–income producing security
d	Cost of investments is $116,201,567 and net unrealized depreciation consists of:

Gross unrealized appreciation	$23,159,775
Gross unrealized depreciation	(25,894,060)

Net unrealized depreciation	$(2,734,285)

ADR	American Depositary Receipt
Pfd.	Preferred

See accompanying notes to schedules of investments.

800.789.ASIA [2742] matthewsasia.com	59

MATTHEWS ASIA SMALL COMPANIES FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MSMLX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Fund the seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in Asia, excluding Japan, which includes China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGER

Lead Manager: Lydia So	Co-Manager: Noor Kamruddin

PORTFOLIO MANAGER COMMENTARY

From its inception on September 15, 2008 through September 30, 2008, the Matthews Asia Small Companies Fund declined –1.40% while its benchmark, the MSCI All Country Asia ex Japan Small Cap Index fell –9.54%. The Fund is still building its portfolio, and had 36 positions and about 10% cash at the end of the third quarter. We anticipate that the Fund will eventually have 50 to 70 holdings on average.

The launch of the Fund, Matthews’ first portfolio dedicated to investing in the small companies of Asia excluding Japan, came at a challenging time for global financial markets. The pain stemming from the U.S. credit crisis has been felt by the universe of small companies in Asia. The MSCI All Country Asia ex Japan Small Cap Index was down –46.27% year-to-date through the end of the third quarter, sustaining a bigger loss relative to its large-cap counterpart, which was down –37.76% for the same period. We have seen some small companies experiencing solvency issues because of mismanagement and failure to get financing. However, we believe that it is important at this time not to lose sight of the long-term growth prospects of many small companies, an emerging asset class in Asia. The year’s sell-offs have unfairly penalized many small companies with strong fundamentals, which arguably have a greater ability for self-sustaining growth than their weaker counterparts. Valuations have come down to very attractive levels, presenting opportunities for investors with a long-term horizon. Many of Asia’s small companies are also on the forefront of the region’s economic evolution and are well positioned to participate in its growth. Over the past five years, small companies in many sectors, including consumer, industrials, technology and health care, have listed on the stock markets of Asia. As a result, there is a greater breadth and depth to the composition of the current small company universe compared to that of 10 years ago. The Asian region, known for its strength in manufacturing and exports, now has a meaningful middle-class population, which in turn is driving domestic consumption demand. Many small companies are capitalizing continued on page 63

60	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2008

Fund inception: 9/15/08	Actual Return, Not Annualized SINCE INCEPTION
Matthews Asia Small Companies Fund	–1.40%
MSCI All Country Asia ex Japan Small Cap Index [1]	–9.54%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit matthewsasia.com.

FEES AND EXPENSES

Net Expense Ratio: 2.00%	Gross Expense Ratio:[2] 2.48%

TOP TEN HOLDINGS3

	COUNTRY	% OF NET ASSETS
Singapore Airport Terminal Services, Ltd.	Singapore	4.1%
Towngas China Co., Ltd.	China/Hong Kong	4.0%
CRISIL, Ltd.	India	3.9%
Hankook Tire Co., Ltd.	South Korea	3.9%
Times, Ltd.	China/Hong Kong	3.6%
Container Corp. of India, Ltd.	India	3.6%
Ctrip.com International, Ltd.	China/Hong Kong	3.5%
MegaStudy Co., Ltd.	South Korea	3.5%
Shandong Weigao Group Medical Polymer Co., Ltd.	China/Hong Kong	3.4%
Dabur India, Ltd.	India	3.1%
% OF ASSETS IN TOP 10		36.6%

[1]

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. It is not possible to invest in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC.

[2]

The Fund’s expense ratios are based on estimated amounts for the current fiscal year. The Advisor has contractually agreed to waive fees and reimburse expenses until August 31, 2010 to the extent needed to limit total annual operating expenses to 2.00%. Matthews Asia Funds do not charge 12b-1 fees.

[3]	Holdings may combine more than one security from same issuer and related depositary receipts.

800.789.ASIA [2742] matthewsasia.com	61

MATTHEWS ASIA SMALL COMPANIES FUND

COUNTRY ALLOCATION

China/Hong Kong	25.8%
India	19.1%
Taiwan	14.7%
South Korea	14.4%
Singapore	11.4%
Malaysia	4.0%
Cash and other assets, less liabilities	10.6%

SECTOR ALLOCATION

Industrials	31.5%
Consumer Discretionary	19.9%
Information Technology	8.8%
Consumer Staples	8.7%
Financials	7.0%
Health Care	5.5%
Utilities	4.0%
Materials	2.9%
Energy	1.1%
Cash and other assets, less liabilities	10.6%

MARKET CAP EXPOSURE1

Mid cap ($1–$5 billion)	59.3%
Small cap (under $1 billion)	30.1%
Cash and other assets, less liabilities	10.6%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
36	$9.86	$1.2 million	2.00% within 90 calendar days	None

[1]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

62	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 60

on growth opportunities in industries that are relatively new in Asia but are already developed in many parts of the world, such as financial services, retailing and health care services.

At Matthews, we believe that bottom-up, fundamental research adds the most value in driving long-term performance. This philosophy is particularly pertinent when it comes to investing in small companies, which are often under-researched and, at times, speculative. We are looking for long-term opportunities rather than chasing immediate results that can often lead to short-sighted bets. Instead, we seek to invest in companies with sustainable growth prospects, strong fundamentals and good management teams. It is these companies that we seek to hold over a multiple-year horizon. Although the short to medium outlook may remain challenging, we are keen to seek new opportunities in the Asia small company universe and we look forward to adding value to the Fund and its shareholders.

800.789.ASIA [2742] matthewsasia.com	63

MATTHEWS ASIA SMALL COMPANIES FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: 89.4%

	SHARES	VALUE
CHINA/HONG KONG: 25.8%
Towngas China Co., Ltd.[b]	153,000	$48,821
Times, Ltd.	118,000	44,070
Ctrip.com International, Ltd. ADR	1,100	42,471
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	28,000	42,027
New Oriental Education & Technology Group, Inc. ADR[b]	450	28,908
Sina China Corp.[b]	700	24,640
China Green Holdings, Ltd.	30,000	24,182
Kingdee International Software Group Co., Ltd.	116,000	22,362
Ajisen China Holdings, Ltd.	38,000	22,185
Golden Eagle Retail Group, Ltd.	18,000	14,714

Total China/Hong Kong		314,380

INDIA: 19.1%
CRISIL, Ltd.	636	47,736
Container Corp. of India, Ltd.	2,452	43,831
Dabur India, Ltd.	19,494	38,310
Asian Paints, Ltd.	1,364	34,767
Sintex Industries, Ltd.	4,017	24,728
Jain Irrigation Systems, Ltd.	1,898	16,482
India Infoline, Ltd.	6,369	13,552
HT Media, Ltd.	6,081	13,211

Total India		232,617

TAIWAN: 14.7%
Everlight Electronic Co., Ltd.	18,000	37,718
104 Corp.	14,000	33,898
Zinwell Corp.	22,000	31,212
Shin Zu Shing Co., Ltd.	7,000	28,911
St. Shine Optical Co., Ltd.	7,000	25,637
Chroma ATE, Inc.	18,000	22,091

Total Taiwan		179,467

SOUTH KOREA: 14.4%
Hankook Tire Co., Ltd.	3,360	47,146
MegaStudy Co., Ltd.	278	42,343
Jinsung T.E.C.	3,099	31,387
NICE e-Banking Services Co., Ltd.	11,783	30,333
Kiwoom Securities Co., Ltd.	982	24,062

Total South Korea		175,271

SINGAPORE: 11.4%
Singapore Airport Terminal Services, Ltd.	44,000	50,518
Armstrong Industrial Corp., Ltd.	295,000	36,334
Tat Hong Holdings, Ltd.	32,000	24,295
Goodpack, Ltd.	16,000	15,833
Ezra Holdings, Ltd.	16,000	12,937

Total Singapore		139,917

64	MATTHEWS ASIA FUNDS

SEPTEMBER 30, 2008

	SHARES	VALUE
MALAYSIA: 4.0%
JobStreet Corp. BHD	64,500	$31,782
Riverstone Holdings, Ltd.	45,000	16,413

Total Malaysia		48,195

TOTAL INVESTMENTS: 89.4%
(Cost $1,103,226c)		1,089,847

CASH AND OTHER ASSETS, LESS LIABILITIES: 10.6%		129,484

NET ASSETS: 100.0%		$1,219,331

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security
c	Cost of investments is $1,103,226 and net unrealized depreciation consists of:

Gross unrealized appreciation	$17,822
Gross unrealized depreciation	(31,201)

Net unrealized depreciation	$(13,379)

ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

800.789.ASIA [2742] matthewsasia.com	65

MATTHEWS ASIAN TECHNOLOGY FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MATFX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews Asian Technology Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive greater than 50% of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

Matthews considers technology-related industries and businesses to include, but not be limited to, the following: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products.

PORTFOLIO MANAGERS

Lead Manager: J. Michael Oh	Co-Managers: Mark W. Headley and Lydia So

PORTFOLIO MANAGER COMMENTARY

For the three months ending September 30, 2008, the Matthews Asian Technology Fund fell –18.46%, slightly ahead of its benchmark, the MSCI/Matthews Asian Technology Index, which declined –20.85%.

It has been a difficult period for Asian technology firms as the U.S. credit crisis continues to worsen and spread to other global markets. The weakening demand for IT products and services in the global market is painting a gloomy picture for the upcoming holiday shopping season, typically the biggest driver for consumer electronics products every year. Many industry analysts are forecasting the upcoming holiday season in the U.S. to be one of the weakest in decades.

On a sector basis, the software and services sector was the worst performing. Internet firms, which fall within this sector, have been good defensive holdings during past global technology downturns. But this year, they have not been immune from the global credit troubles. The Internet segment was sold off as investors became more risk averse and as liquidity in the market declined. Despite the volatility, our initial rationale for holding Internet stocks has not changed and the fundamentals of these business models have not been affected by the global credit crunch. As the number of Internet users continues to increase throughout Asia, we continue to believe that the long-term potential of this industry remains strong, and Internet companies remain among the portfolio’s top holdings.

The technology hardware segment was also hit hard during the quarter. The U.S. market is the largest market for technology products and a slowdown there has a direct impact on Asian technology manufacturers. However, the overall valuation of the technology hardware sector remains very continued on page 69

66	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2008

Fund inception: 12/27/99			Average Annual Total Returns
	3 MO	YTD	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Matthews Asian Technology Fund	–18.46%	–36.43%	–35.97%	1.95%	7.02%	–4.66%
MSCI/Matthews Asian Technology Index [1]	–20.85%	–29.77%	–31.29%	–0.14%	3.15%	–9.13%[2]
Lipper Global Science & Technology Funds Category Avg [3]	–16.60%	–28.98%	–29.97%	–1.50%	2.53%	–8.55%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit matthewsasia.com.

FISCAL YEAR 2007 RATIOS

Gross Operating Expense:[4] 1.25%	Portfolio Turnover:[5] 33.21%

[1]

The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC.

[2]	Calculated from 12/31/99.
[3]	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asia Funds do not charge 12b-1 fees.

[5]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] matthewsasia.com	67

MATTHEWS ASIAN TECHNOLOGY FUND

TOP TEN HOLDINGS1

	COUNTRY	% OF NET ASSETS
Tencent Holdings, Ltd.	China/Hong Kong	4.9%
NHN Corp.	South Korea	4.9%
Baidu.com, Inc.	China/Hong Kong	4.8%
Bharti Airtel, Ltd.	India	4.3%
Samsung Electronics Co., Ltd.	South Korea	4.1%
New Oriental Education & Technology Group, Inc.	China/Hong Kong	4.1%
Nintendo Co., Ltd.	Japan	3.7%
China Mobile, Ltd.	China/Hong Kong	3.7%
Sina China Corp.	China/Hong Kong	3.4%
Ctrip.com International, Ltd.	China/Hong Kong	3.3%
% OF ASSETS IN TOP 10		41.2%

COUNTRY ALLOCATION

China/Hong Kong	35.3%
Japan	19.7%
South Korea	15.8%
India	13.7%
Taiwan	11.5%
Indonesia	2.2%
Thailand	1.5%
Cash and other assets, less liabilities	0.3%

SECTOR ALLOCATION

Information Technology	59.5%
Consumer Discretionary	17.2%
Telecommunication Services	13.8%
Health Care	5.6%
Materials	2.0%
Industrials	1.6%
Cash and other assets, less liabilities	0.3%

MARKET CAP EXPOSURE2

Large cap (over $5 billion)	58.2%
Mid cap ($1–$5 billion)	30.0%
Small cap (under $1 billion)	11.5%
Cash and other assets, less liabilities	0.3%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
47	$6.23	$123.2 million	2.00% within 90 calendar days	None

1	Holdings may combine more than one security from same issuer and related depositary receipts.
2	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

68	MATTHEWS ASIA FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 66

attractive and we continue to invest in leading consumer electronics and technology hardware manufacturers that we believe can withstand the crisis.

Health care was the best-performing sector during the three-month period. Health care companies are a component of the Fund’s investment universe, given that many of these firms are developing and adopting new technologies. The defensive nature of this sector helped it outperform during the difficult period, and the Fund’s Indian pharmaceutical holdings performed well. Outside of Japan, Asia’s pharmaceutical industry is still small relative to other regions, and has been growing at a steady pace.

On a company basis, New Oriental Education, the leading education service provider in China, was the best performer during the quarter. Based in Beijing, the firm has one of the best online platforms in China, and provides preparatory test courses to Chinese students and adults. The education sector is viewed as another defensive sector, and performed well during the quarter’s sell-off in Asian markets.

JVM, a designer and manufacturer of medical equipment, was the Fund’s worst performer during the quarter. JVM, which makes equipment for both domestic and overseas markets, was hurt by its hedge that was positioned against the Korean won’s steep depreciation. By the end of September, the won dropped approximately 29% against the U.S. dollar year-to-date, causing the company massive unrealized losses. The fundamental business of the company, however, has remained steady: its sales growth has been on track to meet this year’s guidance and new products have received good feedback from existing clients. The hedging contracts remain a key risk for the company, and we continue to monitor the situation closely.

The depth of the global credit crisis and its impact has been hard to quantify and uncertainties in the market have negatively impacted Asian technology firms. Yet despite the volatility, we continue to believe that Asia offers exciting growth stories for high quality technology companies, and we remain focused on finding companies that can benefit from long-term growth opportunities in the region.

800.789.ASIA [2742] matthewsasia.com	69

MATTHEWS ASIAN TECHNOLOGY FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: 99.7%

	SHARES	VALUE
CHINA/HONG KONG: 35.3%
Tencent Holdings, Ltd.	834,400	$6,098,918
Baidu.com, Inc. ADR[b]	24,000	5,957,520
New Oriental Education & Technology Group, Inc. ADR[b]	78,100	5,017,144
China Mobile, Ltd. ADR	91,100	4,562,288
Sina China Corp.[b]	119,400	4,202,880
Ctrip.com International, Ltd. ADR	105,500	4,073,355
Mindray Medical International, Ltd. ADR	85,000	2,867,050
Kingdee International Software Group Co., Ltd.	13,080,000	2,521,539
China Communications Services Corp., Ltd. H Shares	3,528,000	2,457,118
Perfect World Co., Ltd. ADR[b]	94,124	2,112,143
Focus Media Holding, Ltd. ADR[b]	61,700	1,759,067
Lenovo Group, Ltd.	2,748,000	1,212,846
The9, Ltd. ADR[b]	39,560	664,212

Total China/Hong Kong		43,506,080

JAPAN: 19.7%
Nintendo Co., Ltd.	10,885	4,617,132
Yahoo! Japan Corp.	9,361	3,064,485
Nidec Corp.	40,900	2,516,116
Mixi, Inc.[b]	349	2,498,458
Toray Industries, Inc.	525,000	2,464,777
Sony Corp.	77,800	2,399,166
Nikon Corp.	81,000	1,943,112
Nomura Research Institute, Ltd.	93,000	1,914,061
Ibiden Co., Ltd.	60,800	1,480,123
Sumco Corp.	84,100	1,331,122

Total Japan		24,228,552

SOUTH KOREA: 15.8%
NHN Corp.[b]	46,812	6,004,682
Samsung Electronics Co., Ltd.	11,092	5,082,951
LG Electronics, Inc.	31,568	2,920,948
JVM Co., Ltd.	139,221	2,012,294
MegaStudy Co., Ltd.	7,685	1,170,521
SFA Engineering Corp.	21,534	960,141
ON*Media Corp.[b]	326,820	735,201
CDNetworks Co., Ltd.[b]	91,327	534,299

Total South Korea		19,421,037

INDIA: 13.7%
Bharti Airtel, Ltd.[b]	314,726	5,338,204
Rolta India, Ltd.	584,443	3,018,856
Sun Pharmaceutical Industries, Ltd.	65,091	2,080,674
Infosys Technologies, Ltd.	62,352	1,896,282
Glenmark Pharmaceuticals, Ltd.	178,971	1,893,260
Television Eighteen India, Ltd.	306,976	1,226,375
Info Edge India, Ltd.	85,558	1,090,534
Tata Consultancy Services, Ltd.	24,466	351,632

Total India		16,895,817

TAIWAN: 11.5%
MediaTek, Inc.	371,789	3,855,228
Hon Hai Precision Industry Co., Ltd.	937,550	3,358,019
Taiwan Semiconductor Manufacturing Co., Ltd.	1,555,854	2,609,217
Synnex Technology International Corp.	1,637,000	2,565,996
InnoLux Display Corp.	1,164,084	1,560,800
Epistar Corp.	215,686	292,703

Total Taiwan		14,241,963

INDONESIA: 2.2%
PT Telekomunikasi Indonesia ADR	90,600	2,698,068

Total Indonesia		2,698,068

70	MATTHEWS ASIA FUNDS

SEPTEMBER 30, 2008

	SHARES	VALUE
THAILAND: 1.5%
Advanced Info Service Public Co., Ltd.	786,600	$1,889,199

Total Thailand		1,889,199

TOTAL INVESTMENTS: 99.7%
(Cost $140,096,638c)		122,880,716

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.3%		368,208

NET ASSETS: 100.0%		$123,248,924

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security
c	Cost of investments is $140,096,638 and net unrealized depreciation consists of:

Gross unrealized appreciation	$15,398,179
Gross unrealized depreciation	(32,614,101)

Net unrealized depreciation	$(17,215,922)

ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

800.789.ASIA [2742] matthewsasia.com	71

NOTES TO SCHEDULES OF INVESTMENTS (Unaudited)

A.	SECURITY VALUATION: The Funds’ equity securities are valued based on market quotations or at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”) when no market quotations are available or when market quotations have become unreliable. The Board has delegated the responsibility of making fair value determinations to the Funds’ Valuation Committee (the “Valuation Committee”), subject to the Funds’ Pricing Policies. The Funds’ have retained third-party pricing services which may be utilized by the Valuation Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Funds. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U .S. dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. dollars, and are denominated in U.S. dollars.

Market values for equity securities are determined based on the last sale price on the principal (or most advantageous) market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board.

Foreign securities are valued as of the close of trading on the primary (or most advantageous) market on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies. Foreign currency exchange rates are determined as of the close of trading on the New York Stock Exchange, Inc. (“NYSE”)

Events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of a Fund’s NAV on that day. If events that materially affect the value of the Funds’ foreign investments occur during such period, and the impact of such events can be reasonably determined, the investments will be valued at their fair value as described above.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

B.	ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157 “FAIR VALUE MEASUREMENTS” (“FAS 157”): In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1: Quoted prices in active markets for identical securities

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

72	MATTHEWS ASIA FUNDS

SEPTEMBER 30, 2008

The summary of inputs used to value the Fund’s net assets as of September 30, 2008 is as follows:

	MATTHEWS ASIAN GROWTH AND INCOME FUND	MATTHEWS ASIA PACIFIC EQUITY INCOME FUND	MATTHEWS ASIA PACIFIC FUND	MATTHEWS PACIFIC TIGER FUND	MATTHEWS CHINA FUND
Level 1: Quoted Prices	$123,110,377	$6,485,995	$17,737,310	$146,548,849	$123,578,282
Level 2: Other Significant Observable Inputs	1,394,195,548	84,310,224	254,205,797	2,003,787,305	881,449,328
Level 3: Significant Unobservable Inputs	—	—	—	—	—

Total Market Value of Investments	$1,517,305,925	$90,796,220	$271,943,107	$2,150,336,154	$1,005,027,610

	MATTHEWS INDIA FUND	MATTHEWS JAPAN FUND	MATTHEWS KOREA FUND	MATTHEWS ASIA SMALL COMPANIES FUND	MATTHEWS ASIAN TECHNOLOGY FUND
Level 1: Quoted Prices	$8,561,145	$1,659,379	$5,196,563	$140,089	$33,913,727
Level 2: Other Significant Observable Inputs	536,580,039	154,749,585	108,270,719	949,757	88,966,989
Level 3: Significant Unobservable Inputs	—	—	—	—	—

Total Market Value of Investments	$545,141,184	$156,408,964	$113,467,282	$1,089,847	$122,880,716

Following is reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	MATTHEWS ASIAN GROWTH AND INCOME FUND	MATTHEWS ASIA PACIFIC EQUITY INCOME FUND
Balance as of 12/31/07 (market value)	$6,791,533	$2,115,979
Transfers in and/or out of Level 3	(6,791,533)	(2,115,979)

Balance as of 9/30/08 (market value)	$—	$—

C.	TAX INFORMATION: Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post October losses at fiscal year end December 31, 2007 were as follows

	POST-OCTOBER CAPITAL LOSSES	POST-OCTOBER CURRENCY LOSSES
Matthews Asian Growth and Income Fund	$—	$(22,680)
Matthews Pacific Tiger Fund	—	(220,413)
Matthews China Fund	—	(19,959)
Matthews India Fund	—	(31,442)
Matthews Korea Fund	—	(10,385)
Matthews Asian Technology Fund	(587,611)	—

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NOTES TO SCHEDULES OF INVESTMENTS (Unaudited)

For federal income tax purposes, the Fund indicated below has capital loss carryforwards, which expire in the year indicated, as of December 31, 2007, which are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:	2008	2009	2010	TOTAL
Matthews Asian Technology Fund	$(1,570,881)	$(5,967,059)	$(3,461,198)	$(10,999,138)

For additional information regarding the accounting policies of the Matthews Asia Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

74	MATTHEWS ASIA FUNDS

MATTHEWS ASIA FUNDS

BOARD OF TRUSTEES

Independent Trustees:

Geoffrey H. Bobroff, Chairman

Rhoda Rossman

Toshi Shibano

Jonathan Zeschin

Interested Trustee:1

G. Paul Matthews

OFFICERS

John P. McGowan

Shai A. Malka

Andrew T. Foster

William J. Hackett

Timothy B. Parker

Manoj K. Pombra

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800-789-ASIA [2742]

ACCOUNT SERVICES

PNC Global Investment Servicing, formerly known as PFPC Inc.

P.O. Box 9791

Providence, RI 02940

800-789-ASIA [2742]

[1]	As defined under the Investment Company Act of 1940, as amended.

800.789.ASIA [2742] matthewsasia.com	75

76	MATTHEWS ASIA FUNDS

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•	AsiaNow Special Reports

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